UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10253
                                                     ---------------------

               Nuveen New York Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: September 30
                                           ------------------

                  Date of reporting period: September 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT September 30, 2004

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                                      NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
                                                                             NNY

                           NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
                                                                             NNP

                               NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NAN

                             NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NXK

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DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

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

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with monthly income free from both federal and New York State and New York City income taxes, as well as with an attractive total return. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With longer-term interest rates still near historic lows, many investors have begun to wonder whether these rates will soon begin to rise, and whether that makes this the time to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an


"OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING THE INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES."


important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that a municipal bond investment like your Nuveen New York Fund can be an important building block in a portfolio designed to perform well through a variety of market conditions.

As in past reports, I'd also like to direct your attention to the inside front cover, which explains the quick and easy process to begin receiving these Fund reports via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

November 15, 2004

Nuveen New York Municipal Closed-End Exchange-Traded Funds
(NNY, NNP, NAN, NXK)


Portfolio Manager's
        PERSPECTIVE

Portfolio manager Paul Brennan discusses the market environment, key investment strategies and the annual performance of these four Nuveen New York Funds. With 13 years of investment experience, including seven at Nuveen, Paul has managed NNY, NNP and NAN since 1999, and NXK since its inception in 2001.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED SEPTEMBER 30, 2004?

During this 12-month period, the U.S. economy demonstrated improvement in a number of key areas, although the pace of recovery slowed somewhat toward the end of the fiscal year. Economic growth, as measured by the gross domestic product (GDP), expanded at annualized rates of 4.2% in the fourth quarter of 2003 and 4.5% in the first quarter of 2004. During the second quarter of 2004, however, rising energy prices restrained consumer spending and negatively impacted economic momentum. GDP growth for the second quarter moderated to 3.3% annualized. As we moved into the third quarter, job growth and consumer confidence continued to lag while oil prices remained high.

The higher energy costs of the second half of this fiscal year also were responsible for some renewed speculation about a potential pick-up in inflation. Although monthly gains in consumer prices were relatively tame, the Consumer Price Index rose at an annualized rate of 3.5% for the first nine months of 2004, compared with 1.9% for all of 2003. Beginning in the spring of 2004, inflation concerns, the slowing pace of economic recovery, and continued geopolitical uncertainty acted as catalysts for heightened volatility in the fixed-income markets.

As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, stood at 5.20% when this reporting period began on October 1, 2003. The BB25 yield then dropped steadily over the next six months to 4.73% by mid-March 2004. As a series of improved employment reports sparked increased anticipation that the Federal Reserve might move to raise short-term interest rates, the index yield began to climb, rising more than 80 basis points over the next 12 weeks to 5.45%. By the end of September 2004, more bond-friendly news--including indications of slower economic growth and relatively benign inflation--had prompted a retreat to 5.02%.

While intermediate and long-term interest rates were moving up and then down, short-term rates rose. The Federal Reserve introduced three one-quarter-point increases in the fed funds rate between June and September 2004, raising the target rate by a total of 75 basis points to 1.75%. As a result, we saw some flattening of the yield curve. The Fed continued to note that it anticipated taking a "measured" approach to further tightening as a way to promote a sustainable recovery without increasing inflationary pressures.

During this 12-month reporting period, municipal bond supply nationwide remained relatively strong, although the $361.8 billion in new bonds that came to market represented a decrease of about 9% from the preceding 12-month period. In contrast to much of 2003, when many states were issuing bonds to bridge budget gaps and fund operations, an improving (albeit slow-growing) economy and higher tax revenues lessened many issuers' need to borrow. In September 2004 alone, national new issue supply was off 24% from the previous year.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN NEW YORK?

Over the 12-month period, New York continued to recover from the general economic slowdown that affected the entire nation in the wake of September 11, 2001. The jobless rate in New York dropped significantly over the fiscal year, from 6.4% in September 2003 to 5.5% in September 2004. This was the lowest it had been since August 2001, and was generally in line with the national average of 5.4%.

Overall, strong job growth in the construction, tourism and business services sectors more than offset continued losses in the manufacturing sector. While New York, along with many other states, has grappled with budgetary pressures over the past few years, the state ended fiscal 2004 on March 31 with a general fund surplus. In New York City, the employment picture also improved substantially, as the jobless rate dropped from 8.4% in September 2003 to 6.9% in September 2004. At the close of fiscal 2004, the city announced that tax revenues for the year had exceeded projections, with initial reports indicating a surplus in excess of $1 billion.

From October 2003 through September 2004, issuers in New York brought $36.7 billion in new municipal bonds to market, down 13% from the previous 12 months. In general, New York supply was tighter during the second half of the fiscal year, with $13.7 billion in new bonds coming to market between April and September 2004, a decrease of 40% from the previous six months.

For the fiscal year, Moody's maintained its A2 rating for New York state and, in September 2004, placed the state on its watch list for a possible upgrade based on improving liquidity. Also in September, Standard & Poor's reconfirmed its AA state rating and revised its outlook to stable from negative, citing improvements in the state's economy. As of September 2004, Moody's rated New York City A2, while S&P had assigned an A rating. Moody's and S&P both turned their outlooks for the city to stable from negative during 2003.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2004?

As the market continued to anticipate increased interest rates, our major emphasis during this fiscal year centered on purchasing bonds with maturities that provided what we thought was the best total return potential, and on aligning the Funds to have more equivalent interest rate risk. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). Our purchase activity focused primarily on attractive securities in the intermediate part of the yield curve (i.e., bonds that mature in 10 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and, we believed, greater total return prospects.

To accommodate these purchases, we sold bonds with longer or shorter effective maturities. These sell decisions depended on several factors, including the individual Fund's income stream and duration.1 One of our goals, over time, has been to bring the effective maturities and durations of these Funds more closely in line with those of the general New York market. We think this positioning should help the Funds to produce more consistent returns over time.

We balanced our desire to position the Funds effectively with the desire to trade only when we believed we could add value. As noted, municipal supply in New York declined over the fiscal year, and new bonds became even scarcer in the second half of the


1 Duration is a measure of a bond's or a Fund's net asset value (NAV) sensitivity to changes in interest rates. In this report, duration refers to the Fund's modified duration, prior to any adjustment for leverage. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore results in a generally longer duration than the modified duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are not leverage adjusted unless otherwise noted.

period. In addition, many of the issues that did come to market were smaller than in the past, affording fewer opportunities to make sizable purchases. As a result, turnover in each Fund's portfolio was relatively low over the 12-month period. When there was trading activity, most of our purchases during this period were at the higher end of the credit quality spectrum due to a limited supply of issuance in the lower-rated categories. Each of these Funds came into this period with what we believed to be a good balance of higher and lower rated credits, and because of the limited trading activity we were able to keep our overall credit quality exposure relatively stable in all four Funds.

Looking at geographic distribution, we increased our exposure to New York City general obligation bonds (GOs) over the fiscal year. In general, we believed the city's credit profile had stabilized, and we took advantage of several of the larger issues that came to market during this period to add to our allocations. There was a supply/demand imbalance that drove up the prices of New York bonds relative to those issued in other states, and New York City's improving credit picture also caused the city GOs to perform well over the course of the fiscal year.

HOW DID THE FUNDS PERFORM?

Individual results for the Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 9/30/04
(Annualized)

                            1-YEAR           5-YEAR            10-YEAR
----------------------------------------------------------------------
NNY                          5.04%            6.05%             5.38%
----------------------------------------------------------------------
NNP                          7.55%            9.50%             7.37%
----------------------------------------------------------------------
NAN                          7.68%           10.01%               NA
----------------------------------------------------------------------
NXK                          7.80%              NA                NA
----------------------------------------------------------------------
Lehman Brothers
New York Tax-Exempt
Bond Index2                  4.42%            6.76%             6.87%
----------------------------------------------------------------------
Lipper New York
Municipal Debt Funds
Average3                     7.07%            7.85%             7.04%
----------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


2 The Lehman Brothers New York Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade New York municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper New York Municipal Debt Funds category average is calculated using the returns of all leveraged and unleveraged closed-end exchange-traded funds in this category for each period as follows: 1 year, 23 funds; 5 years, 12 funds; and 10 years, 10 funds. Fund and Lipper returns assume reinvestment of dividends.

For the fiscal year ended September 30, 2004, the total returns on net asset value (NAV) for all four Funds in this report outperformed the return on the Lehman Brothers index. NNP, NAN and NXK also outperformed the average return over this period for the Lipper New York funds peer group, while NNY trailed this measure.

One of the primary factors benefiting returns of NNP, NAN and NXK relative to that of the Lehman Brothers index was the Funds' use of leverage. While leveraging can add volatility to the Funds' NAVs and share prices, especially when substantial shifts in interest rates occur, this strategy can also provide opportunities for additional income and total returns for common shareholders when short-term interest rates remain low and long-term rates are steady or falling. Because NNY, like the Lehman Brothers index, is not leveraged, this Fund could not benefit from this strategy. This accounted for most of the performance differential between NNY and the three other, leveraged Funds over this period.

Additionally, all four of these Funds benefited from their holdings of lower-quality bonds, which generally outperformed other credit quality sectors as the economy improved over this period.

Among the lower-rated bonds making positive contributions to the Funds' total returns during this period were those issued within the healthcare sector, especially hospital bonds. The performance of the healthcare sector as a whole ranked second among the Lehman revenue sectors for the one-year period. As of September 30, 2004, exposure to the healthcare sector in these four Funds was 22% in NAN, 12% in NNY, 11% in NXK and 10% in NNP. However, on the negative side, NNY, NNP and NXK held bonds issued for Staten Island University Hospital, which were downgraded in May 2004 by both Moody's (to Ba3 from Baa3) and Fitch (to BB- from BB+) due to legal problems related to the hospital's financial statements for fiscal 2002 and 2003. The subsequent decline in valuation for these bonds detracted from the Funds' otherwise good performance.

The Funds' returns were also helped by the strong performance of their holdings of uninsured bonds backed by the 1998 master tobacco settlement agreement. At the end of this reporting period, the four Funds averaged exposures of just more than 4% of their portfolios in these bonds.

During this period, the Funds saw mixed results from their holdings of housing bonds, as the housing sector as a whole--including both single-family and multifamily housing-- ranked among the poorest performers in the Lehman index over the period. Overall, the housing bonds we held modestly helped the performances of NNY and NNP, and had a negative impact on the returns of NAN and NXK.

In addition, the performance of NNY was hurt by its holding of bonds issued by Cattaraugus County Industrial Development Agency for the Laidlaw Energy and Environmental Inc. project. Although we closed out our position in these distressed bonds during this fiscal year, their decline in value prior to our sale hurt the Fund's return.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at or near historically low levels throughout this reporting period, the leveraged structures of NNP, NAN and NXK continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates these three leveraged Funds pay their MuniPreferred(R) shareholders relative to the longer-term interest rates of the bonds purchased with the proceeds of the MuniPreferred offerings. During periods of low short-term interest rates, the leveraged Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy helped to maintain the dividends of NNP, NAN and NXK. In addition, due to capital gains generated by trading activity as part of our maturity and duration positioning, as well as the sale of some older holdings, common shareholders of NNP and NXK received capital gains and net ordinary income distributions of $0.2543 and $0.0486 per share, respectively, at the end of December 2003.

Unlike the other three Funds, NNY is unleveraged and therefore was unable to enhance its income through the use of this leveraging strategy. This, plus the need to reinvest some bond call proceeds in a lower rate environment, led to a dividend cut in this Fund in December 2003.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2004, NNP, NAN and NXK had positive UNII balances (for both tax and financial statement purposes), while NNY had a negative UNII balance for financial statement purposes but a positive UNII balance for tax purposes.

As of September 30, 2004, all four of these Funds were trading at discounts to their NAVs. The discounts on that date were roughly in line with the Funds' average discounts over the entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF SEPTEMBER 30, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of September 2004, these four Funds balanced their lower quality holdings with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 80% in NAN to 77% in NNP, 76% in NNY and 75% in NXK.

At the end of September 2004, potential call exposure for these Funds during 2004-2006 ranged from 1% in NXK, 3% in NAN, and 5% in NNP to 10% in NNY. The number of actual bond calls in all of these Funds will depend largely on market interest rates.

Nuveen New York Municipal Value Fund, Inc.
NNY

Performance
     OVERVIEW As of September 30, 2004



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 47%
AA                                  29%
A                                    7%
BBB                                 11%
NR                                   3%
BB or Lower                          3%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct                                 0.0375
Nov                                 0.0375
Dec                                 0.0355
Jan                                 0.0355
Feb                                 0.0355
Mar                                 0.0355
Apr                                 0.0355
May                                 0.0355
Jun                                 0.0355
Jul                                 0.0355
Aug                                 0.0355
Sep                                 0.0355

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             9.15
                                    9.17
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9/30/04                             9.15


FUND SNAPSHOT
------------------------------------
Share Price                    $9.15
------------------------------------
Common Share
Net Asset Value               $10.01
------------------------------------
Premium/(Discount) to NAV     -8.59%
------------------------------------
Market Yield                   4.66%
------------------------------------
Taxable-Equivalent Yield1      7.01%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $151,314
------------------------------------
Average Effective
Maturity (Years)               19.08
------------------------------------
Modified Duration               5.05
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/07/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          5.29%         5.04%
------------------------------------
5-Year          6.37%         6.05%
------------------------------------
10-Year         4.51%         5.38%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           22%
------------------------------------
Long-Term Care                   15%
------------------------------------
Healthcare                       12%
------------------------------------
U.S. Guaranteed                   8%
------------------------------------
Education and Civic Organizations 8%
------------------------------------
Utilities                         8%
------------------------------------
Water and Sewer                   6%
------------------------------------
Transportation                    5%
------------------------------------
Other                            16%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen New York Performance Plus Municipal Fund, Inc.
NNP

Performance
     OVERVIEW As of September 30, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 48%
AA                                  29%
A                                    8%
BBB                                 11%
NR                                   2%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                                 0.0845
Nov                                 0.0845
Dec                                 0.0845
Jan                                 0.0845
Feb                                 0.0845
Mar                                 0.0845
Apr                                 0.0845
May                                 0.0845
Jun                                 0.0845
Jul                                 0.0845
Aug                                 0.0845
Sep                                 0.0845

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             15.66
                                    15.65
                                    15.69
                                    15.76
                                    15.68
                                    15.75
                                    15.75
                                    15.73
                                    15.77
                                    15.79
                                    15.76
                                    15.76
                                    15.72
                                    15.76
                                    15.69
                                    15.8
                                    15.85
                                    15.79
                                    15.86
                                    15.8
                                    15.72
                                    15.69
                                    15.71
                                    15.78
                                    15.87
                                    15.93
                                    15.75
                                    15.85
                                    15.86
                                    15.95
                                    15.79
                                    15.9
                                    15.85
                                    15.88
                                    15.95
                                    15.93
                                    15.96
                                    15.93
                                    15.95
                                    16.08
                                    16.11
                                    16.17
                                    16.17
                                    16.13
                                    16.18
                                    16.29
                                    16.27
                                    16.35
                                    16.34
                                    16.38
                                    16.44
                                    16.11
                                    16.13
                                    16
                                    16.06
                                    16.4
                                    16.5
                                    16.47
                                    16.42
                                    16.44
                                    16.47
                                    16.54
                                    16.77
                                    16.74
                                    16.8
                                    16.85
                                    17
                                    17.12
                                    16.95
                                    16.92
                                    17.1
                                    17.08
                                    17.04
                                    17.14
                                    17.06
                                    17.04
                                    17.01
                                    16.94
                                    17
                                    16.97
                                    16.76
                                    16.68
                                    16.65
                                    16.66
                                    16.67
                                    16.67
                                    16.81
                                    16.7
                                    16.76
                                    16.72
                                    16.8
                                    16.8
                                    16.74
                                    16.62
                                    16.67
                                    16.62
                                    16.64
                                    16.75
                                    16.78
                                    16.76
                                    16.82
                                    16.8
                                    16.75
                                    16.91
                                    16.9
                                    16.9
                                    17
                                    17.1
                                    17.05
                                    16.99
                                    17.02
                                    17.02
                                    17.06
                                    17.28
                                    17.15
                                    17.04
                                    17.04
                                    17.08
                                    17.11
                                    17.2
                                    17.04
                                    17.02
                                    17.01
                                    17
                                    16.98
                                    17
                                    16.85
                                    16.71
                                    16.86
                                    16.92
                                    16.74
                                    16.17
                                    15.75
                                    15.9
                                    16.05
                                    16.08
                                    15.73
                                    15.37
                                    15.26
                                    15.45
                                    15.38
                                    15
                                    15.14
                                    15.09
                                    15.05
                                    15.02
                                    14.94
                                    14.65
                                    14.5
                                    14.55
                                    14.56
                                    14.62
                                    14.6
                                    14.47
                                    14.16
                                    13.9
                                    14.05
                                    14
                                    13.76
                                    13.95
                                    14.09
                                    14.11
                                    14.13
                                    14.32
                                    14.32
                                    14.35
                                    14.47
                                    14.58
                                    14.59
                                    14.47
                                    14.47
                                    14.57
                                    14.57
                                    14.55
                                    14.56
                                    14.51
                                    14.45
                                    14.5
                                    14.41
                                    14.37
                                    14.37
                                    14.26
                                    14.29
                                    14.25
                                    14.25
                                    14.3
                                    14.32
                                    14.4
                                    14.4
                                    14.41
                                    14.35
                                    14.46
                                    14.49
                                    14.65
                                    14.8
                                    14.85
                                    14.93
                                    14.91
                                    15.05
                                    15.07
                                    15.02
                                    15.15
                                    15.05
                                    15.01
                                    14.94
                                    14.75
                                    14.66
                                    14.77
                                    14.82
                                    14.68
                                    14.75
                                    14.8
                                    14.87
                                    14.87
                                    15.08
                                    15.12
                                    15.25
                                    15.17
                                    15.29
                                    15.38
                                    15.36
                                    15.28
                                    15.18
                                    15.38
                                    15.33
                                    15.43
                                    15.48
                                    15.57
                                    15.62
                                    15.35
                                    15.34
                                    15.47
                                    15.54
                                    15.632
                                    15.71
                                    15.8
                                    15.91
                                    15.85
                                    15.85
                                    15.75
                                    15.9
                                    15.8
                                    15.72
                                    15.65
                                    15.66
                                    15.71
                                    15.7
                                    15.72
                                    15.66
                                    15.79
                                    15.75
                                    15.8
                                    15.78
                                    15.82
                                    15.82
                                    15.81
9/30/04                             15.66


FUND SNAPSHOT
------------------------------------
Share Price                   $15.66
------------------------------------
Common Share
Net Asset Value               $16.50
------------------------------------
Premium/(Discount) to NAV     -5.09%
------------------------------------
Market Yield                   6.48%
------------------------------------
Taxable-Equivalent Yield1      9.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $247,139
------------------------------------
Average Effective
Maturity (Years)               17.72
------------------------------------
Leverage-Adjusted Duration      8.37
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/89)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.19%         7.55%
------------------------------------
5-Year          7.68%         9.50%
------------------------------------
10-Year         6.76%         7.37%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           22%
------------------------------------
U.S. Guaranteed                  16%
------------------------------------
Education and Civic
  Organizations                  14%
------------------------------------
Healthcare                       10%
------------------------------------
Utilities                         8%
------------------------------------
Water and Sewer                   7%
------------------------------------
Transportation                    6%
------------------------------------
Long-Term Care                    5%
------------------------------------
Other                            12%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.2543 per share.

Nuveen New York Dividend Advantage Municipal Fund

NAN
Performance
     OVERVIEW As of September 30, 2004

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 50%
AA                                  30%
A                                    7%
BBB                                  8%
NR                                   3%
BB or Lower                          2%

Bar Chart:
2003-2004 Monthly Tax-Free Dividends Per Share
Oct                                 0.0825
Nov                                 0.0825
Dec                                 0.0825
Jan                                 0.0825
Feb                                 0.0825
Mar                                 0.0825
Apr                                 0.0825
May                                 0.0825
Jun                                 0.0825
Jul                                 0.0825
Aug                                 0.0825
Sep                                 0.0825

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             15.1
                                    15.19
                                    15.22
                                    15.25
                                    15.24
                                    15.25
                                    15.25
                                    15.24
                                    15.15
                                    15.19
                                    15.2
                                    15.19
                                    15.14
                                    15.18
                                    15.11
                                    15.14
                                    15.15
                                    15.06
                                    15.11
                                    15.16
                                    15.11
                                    15.08
                                    15.19
                                    15.24
                                    15.3
                                    15.24
                                    15.36
                                    15.25
                                    15.2
                                    15.26
                                    15.17
                                    15.16
                                    15.21
                                    15.3
                                    15.23
                                    15.38
                                    15.42
                                    15.46
                                    15.42
                                    15.42
                                    15.48
                                    15.53
                                    15.53
                                    15.42
                                    15.51
                                    15.59
                                    15.54
                                    15.6
                                    15.85
                                    15.63
                                    15.8
                                    15.86
                                    15.85
                                    15.6
                                    15.56
                                    15.58
                                    15.7
                                    15.8
                                    15.69
                                    15.84
                                    15.8
                                    15.88
                                    15.89
                                    15.95
                                    15.98
                                    16.01
                                    16
                                    15.8
                                    15.85
                                    15.86
                                    15.95
                                    15.92
                                    15.9
                                    15.83
                                    15.86
                                    15.92
                                    15.9
                                    15.98
                                    16.01
                                    16.09
                                    16.08
                                    16.13
                                    16.05
                                    16
                                    16.05
                                    16.05
                                    15.98
                                    16.02
                                    16.19
                                    16.15
                                    16.15
                                    16.21
                                    16.23
                                    16.13
                                    16.15
                                    16.1
                                    16.28
                                    16.39
                                    16.31
                                    16.49
                                    16.26
                                    16.5
                                    16.6
                                    16.58
                                    16.55
                                    16.55
                                    16.7
                                    16.55
                                    16.25
                                    16.3
                                    16.5
                                    16.42
                                    16.47
                                    16.57
                                    16.59
                                    16.44
                                    16.4
                                    16.4
                                    16.37
                                    16.4
                                    16.37
                                    16.5
                                    16.45
                                    16.38
                                    16.35
                                    16.42
                                    16.43
                                    16.25
                                    16.21
                                    16.19
                                    15.81
                                    15.6
                                    15.09
                                    15.29
                                    15.28
                                    15.23
                                    14.81
                                    14.62
                                    14.74
                                    14.79
                                    14.75
                                    14.61
                                    14.46
                                    14.44
                                    14.25
                                    14.16
                                    14
                                    13.93
                                    13.77
                                    13.83
                                    13.98
                                    13.98
                                    14.05
                                    13.97
                                    13.8
                                    13.6
                                    13.75
                                    13.59
                                    13.61
                                    13.64
                                    13.67
                                    13.83
                                    13.8
                                    13.95
                                    13.97
                                    14
                                    14.15
                                    14.18
                                    14.26
                                    14.19
                                    14.19
                                    14.21
                                    14.36
                                    14.29
                                    14.27
                                    14.17
                                    14.15
                                    14.03
                                    13.88
                                    13.87
                                    14
                                    14.01
                                    14.02
                                    13.98
                                    13.98
                                    14.02
                                    14.02
                                    14.15
                                    14.26
                                    14.24
                                    14.25
                                    14.25
                                    14.32
                                    14.47
                                    14.55
                                    14.59
                                    14.75
                                    14.74
                                    14.77
                                    14.78
                                    14.81
                                    14.93
                                    14.86
                                    14.8
                                    14.55
                                    14.53
                                    14.6
                                    14.69
                                    14.62
                                    14.55
                                    14.66
                                    14.68
                                    14.75
                                    14.75
                                    14.85
                                    14.9
                                    15
                                    14.99
                                    15
                                    14.96
                                    14.97
                                    14.78
                                    14.78
                                    14.79
                                    14.79
                                    14.82
                                    14.84
                                    14.8
                                    14.76
                                    14.79
                                    14.79
                                    14.84
                                    14.88
                                    14.94
                                    14.95
                                    14.99
                                    15
                                    14.99
                                    14.92
                                    14.93
                                    14.85
                                    14.84
                                    14.92
                                    14.8
                                    14.76
                                    14.8
                                    14.85
                                    14.89
                                    14.92
                                    14.92
                                    14.95
                                    15.04
                                    15.16
                                    15.1
                                    15.16
                                    15.07
9/30/04                             15.01


FUND SNAPSHOT
------------------------------------
Share Price                   $15.01
------------------------------------
Common Share
Net Asset Value               $15.83
------------------------------------
Premium/(Discount) to NAV     -5.18%
------------------------------------
Market Yield                   6.60%
------------------------------------
Taxable-Equivalent Yield1      9.92%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $145,592
------------------------------------
Average Effective
Maturity (Years)               18.11
------------------------------------
Leverage-Adjusted Duration      7.52
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.13%         7.68%
------------------------------------
5-Year          7.24%        10.01%
------------------------------------
Since
Inception       6.21%         8.08%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                       22%
------------------------------------
Tax Obligation/Limited           16%
------------------------------------
Education and Civic
  Organizations                  15%
------------------------------------
Tax Obligation/General           10%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------
Utilities                         7%
------------------------------------
Water and Sewer                   5%
------------------------------------
Other                            15%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen New York Dividend Advantage Municipal Fund 2
NXK

Performance
     OVERVIEW As of September 30, 2004


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed                 52%
AA                                  23%
A                                    5%
BBB                                 15%
NR                                   3%
BB or Lower                          2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct                                 0.0795
Nov                                 0.0795
Dec                                 0.0795
Jan                                 0.0795
Feb                                 0.0795
Mar                                 0.0795
Apr                                 0.0795
May                                 0.0795
Jun                                 0.0795
Jul                                 0.0795
Aug                                 0.0795
Sep                                 0.0795

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/03                             14.61
                                    14.73
                                    14.65
                                    14.65
                                    14.65
                                    14.67
                                    14.55
                                    14.46
                                    14.4
                                    14.49
                                    14.36
                                    14.46
                                    14.45
                                    14.41
                                    14.47
                                    14.5
                                    14.64
                                    14.64
                                    14.72
                                    14.68
                                    14.66
                                    14.68
                                    14.78
                                    14.72
                                    14.89
                                    14.9
                                    14.99
                                    14.96
                                    14.88
                                    14.9
                                    14.7
                                    14.78
                                    14.7
                                    14.83
                                    14.85
                                    14.94
                                    14.9
                                    14.97
                                    14.85
                                    14.9
                                    14.9
                                    14.93
                                    14.93
                                    14.9
                                    14.84
                                    14.96
                                    15
                                    14.99
                                    14.95
                                    15.04
                                    15.14
                                    15.1
                                    14.95
                                    14.93
                                    15.02
                                    14.94
                                    14.98
                                    14.97
                                    14.96
                                    14.99
                                    14.97
                                    15
                                    15.02
                                    14.99
                                    15.15
                                    15.12
                                    15.13
                                    15.05
                                    15.09
                                    15.03
                                    15.11
                                    15.24
                                    15.18
                                    15.15
                                    15.25
                                    15.38
                                    15.39
                                    15.35
                                    15.4
                                    15.24
                                    15.27
                                    15.2
                                    15
                                    14.99
                                    15.08
                                    15.08
                                    15.17
                                    15.26
                                    15.36
                                    15.39
                                    15.42
                                    15.48
                                    15.44
                                    15.46
                                    15.5
                                    15.51
                                    15.57
                                    15.69
                                    15.69
                                    15.68
                                    15.62
                                    15.65
                                    15.68
                                    15.73
                                    15.62
                                    15.62
                                    15.65
                                    15.77
                                    15.62
                                    15.63
                                    15.66
                                    15.8
                                    15.72
                                    15.9
                                    15.88
                                    15.76
                                    15.79
                                    15.8
                                    15.75
                                    15.8
                                    15.73
                                    15.71
                                    15.74
                                    15.68
                                    15.65
                                    15.69
                                    15.66
                                    15.71
                                    15.81
                                    15.85
                                    15.79
                                    15.28
                                    15.12
                                    15.2
                                    15.25
                                    15.08
                                    14.39
                                    14.21
                                    14.02
                                    14.23
                                    14.26
                                    14.19
                                    13.99
                                    14.02
                                    13.9
                                    13.83
                                    13.7
                                    13.65
                                    13.67
                                    13.71
                                    13.65
                                    13.62
                                    13.66
                                    13.58
                                    13.15
                                    13.33
                                    13.41
                                    13.41
                                    13.5
                                    13.58
                                    13.6
                                    13.83
                                    13.4
                                    13.5
                                    13.57
                                    13.4
                                    13.55
                                    13.66
                                    13.91
                                    13.94
                                    13.94
                                    14.01
                                    14.1
                                    14.18
                                    13.9
                                    13.7
                                    13.97
                                    13.65
                                    13.71
                                    13.75
                                    13.8
                                    13.74
                                    13.72
                                    13.74
                                    13.54
                                    13.61
                                    13.68
                                    13.57
                                    13.76
                                    13.65
                                    13.56
                                    13.58
                                    13.7
                                    14.05
                                    14
                                    14.1
                                    14.15
                                    14.34
                                    14.39
                                    14.33
                                    14.3
                                    14.44
                                    14.23
                                    14.12
                                    14.12
                                    14.08
                                    14.11
                                    13.92
                                    13.93
                                    13.9
                                    13.81
                                    14
                                    14.16
                                    14.16
                                    14.14
                                    14.26
                                    14.35
                                    14.32
                                    14.52
                                    14.49
                                    14.48
                                    14.3
                                    14.35
                                    14.39
                                    14.38
                                    14.47
                                    14.5
                                    14.45
                                    14.55
                                    14.47
                                    14.5
                                    14.59
                                    14.55
                                    14.65
                                    14.62
                                    14.68
                                    14.73
                                    14.78
                                    14.81
                                    14.71
                                    14.63
                                    14.64
                                    14.64
                                    14.62
                                    14.55
                                    14.62
                                    14.7
                                    14.7
                                    14.7
                                    14.75
                                    14.76
                                    14.8
                                    14.85
                                    14.98
                                    14.82
9/30/04                             14.95


FUND SNAPSHOT
------------------------------------
Share Price                   $14.82
------------------------------------
Common Share
Net Asset Value               $15.60
------------------------------------
Premium/(Discount) to NAV     -5.00%
------------------------------------
Market Yield                   6.44%
------------------------------------
Taxable-Equivalent Yield1      9.68%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $100,706
------------------------------------
Average Effective
Maturity (Years)               18.80
------------------------------------
Leverage-Adjusted Duration      8.14
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.02%         7.80%
------------------------------------
Since
Inception       6.06%         8.79%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation Limited           16%
------------------------------------
U.S. Guaranteed                  13%
------------------------------------
Utilities                        12%
------------------------------------
Healthcare                       11%
------------------------------------
Transportation                   10%
------------------------------------
Education and Civic
  Organizations                  10%
------------------------------------
Tax Obligation/General            9%
------------------------------------
Water and Sewer                   6%
------------------------------------
Other                            13%
------------------------------------

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0486 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2, as of September 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
November 12, 2004

                            Nuveen New York Municipal Value Fund, Inc. (NNY)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

$         470   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      431,516
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

          355   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB            355,845
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          150    6.000%, 6/01/15                                                      6/10 at 101.00         BBB            150,762
          705    6.150%, 6/01/25                                                      6/10 at 101.00         BBB            692,395

          765   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB            779,956
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

          390   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            362,333
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00        BBB-          1,022,820
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.500%, 7/15/27

          300   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            276,123
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

        1,250   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,            7/09 at 101.00         BBB          1,264,650
                 Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB          1,273,288
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.2%

                Albany Industrial Development Agency, New York, Revenue Bonds,
                Albany Law School Project, Series 2000A:
          600    5.700%, 10/01/20 - RAAI Insured                                     10/10 at 100.00          AA            660,606
          750    5.750%, 10/01/30 - RAAI Insured                                     10/10 at 100.00          AA            816,255

        2,000   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA          2,142,680
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/27 - MBIA Insured

          575   New York City Trust for Cultural Resources, New York,                 7/10 at 101.00           A            618,303
                 Revenue Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

        1,100   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,138,533
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

                New York State Dormitory Authority, Second General Resolution
                Consolidated Revenue Bonds, City University System, Series 1993A:
        1,000    5.750%, 7/01/18                                                        No Opt. Call         AA-          1,178,310
        1,400    6.000%, 7/01/20                                                        No Opt. Call         AA-          1,685,446

        1,000   New York State Dormitory Authority, Insured Revenue Bonds,            9/06 at 102.00          AA          1,067,450
                 Long Island University, Series 1996, 5.500%, 9/01/20 -
                 RAAI Insured

          750   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 102.00          AA            844,252
                 Pratt Institute, Series 1999, 6.000%, 7/01/24 - RAAI Insured

        1,250   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00          AA          1,365,288
                 Marymount Manhattan College, Series 1999,
                 6.250%, 7/01/29 - RAAI Insured

          800   New York State Dormitory Authority, Insured Revenue                   7/11 at 102.00          AA            862,208
                 Bonds, D'Youville College, Series 2001,
                 5.250%, 7/01/20 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.4%

          490   Cattaraugus County Industrial Development Agency,                     8/08 at 102.00         AA-            506,743
                 New York, Revenue Bonds, Olean General Hospital,
                 Series 1998A, 5.250%, 8/01/23


                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$         845   Nassau County Industrial Development Agency, New York,                  No Opt. Call          A3     $      931,046
                 Revenue Refunding Bonds, North Shore Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          500   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00         AAA            533,695
                 Health System Revenue Bonds, Series 1999A,
                 5.125%, 2/15/14 - AMBAC Insured

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,175    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,266,027
        1,000    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,073,080

          250   New York City Industrial Development Agency, New York,                7/12 at 101.00         Ba3            237,028
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

          500   New York City Industrial Development Agency, New York,                7/12 at 100.00         Ba3            469,820
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

        2,250   New York State Dormitory Authority, FHA-Insured                       2/07 at 102.00         AAA          2,427,458
                 Mortgage Nursing Home Revenue Bonds, Rosalind and
                 Joseph Gurwin Jewish Geriatric Center of Long Island,
                 Series 1997, 5.700%, 2/01/37 - AMBAC Insured

        1,640   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          1,839,227
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          500   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            508,640
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          500   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            521,105
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

        1,000   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         Ba1          1,016,780
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

        1,250   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00        Baa1          1,387,388
                 Catholic Health Services of Long Island Obligated Group,
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        1,930   New York State Medical Care Facilities Finance Agency,                8/05 at 102.00         AAA          2,035,610
                 FHA-Insured Hospital and Nursing Home Revenue Bonds,
                 Series 1995B, 6.250%, 2/15/15

        1,000   New York State Dormitory Authority, Revenue Bonds,                    2/05 at 100.00        BBB-          1,003,610
                 Mount Sinai NYU Health Obligated Group, Series 2002C,
                 6.000%, 7/01/26

        1,035   Newark-Wayne Community Hospital, New York, Hospital                   3/05 at 101.00         N/R          1,021,359
                 Revenue Refunding and Improvement Bonds, Series 1993A,
                 7.600%, 9/01/15

          500   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          BB            509,350
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.6%

          400   East Syracuse Housing Authority, New York, FHA-Insured                4/10 at 102.00         AAA            442,208
                 Section 8 Revenue Refunding Bonds, Bennet Project,
                 Series 2001A, 6.700%, 4/01/21

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
        1,000    5.400%, 11/01/21                                                     5/11 at 101.00          AA          1,060,560
        1,000    5.500%, 11/01/31                                                     5/11 at 101.00          AA          1,035,030
        1,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          1,035,090

          440   New York State Housing Finance Agency, Secured Mortgage               8/11 at 100.00         Aa1            467,601
                 Program Multifamily Housing Revenue  Bonds, Series 2001E,
                 5.600%, 8/15/20 (Alternative Minimum Tax)

        1,275   Westchester County Industrial Development Agency,                     8/11 at 102.00         Aaa          1,369,465
                 New York, GNMA Collateralized Mortgage Loan Revenue
                 Bonds, Living Independently for the Elderly Inc.,
                 Series 2001A, 5.375%, 8/20/21

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.1%

        3,750   New York State Mortgage Agency, Homeowner Mortgage                    9/08 at 101.00         Aa1          3,913,687
                 Revenue Bonds, Series 73A, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue                      4/13 at 101.00         Aaa            847,963
                 Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax)


                                       17


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 14.3%

$       1,000   Babylon Industrial Development Agency, New York,                      8/09 at 101.00         AAA     $    1,130,990
                 Revenue Bonds, WSNCHS East Inc. Project, Series 2000B,
                 6.000%, 8/01/24 - MBIA Insured

        2,015   East Rochester Housing Authority, New York, FHA-Insured               8/07 at 102.00         AAA          2,199,332
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1997A, 5.750%, 8/01/37 - MBIA Insured

        3,125   East Rochester Housing Authority, New York, FHA-Insured               8/08 at 101.00         AAA          3,183,688
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1998A, 5.250%, 8/01/38

          590   New York City Industrial Development Agency, New York,                7/10 at 102.00         N/R            635,814
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19

          530   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            553,134
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

        3,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/07 at 102.00          AA          3,270,960
                 Nursing Home Revenue Bonds, Hebrew Home for the
                 Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,980   New York State Dormitory Authority, FHA-Insured Mortgage              8/06 at 102.00         AA-          2,076,426
                 Revenue Bonds, German Masonic Home Corporation,
                 Series 1996, 5.950%, 8/01/26

        3,000   New York State Dormitory Authority, FHA-Insured Mortgage              8/06 at 102.00         AAA          3,256,200
                 Revenue Bonds, W.K. Nursing Home Corporation,
                 Series 1996, 6.125%, 2/01/36

        1,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 102.00         AAA          1,021,740
                 Nursing Home Revenue Bonds, Eger Healthcare Center of
                 Staten Island, Series 1998, 5.100%, 2/01/28

        1,000   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         Aa3          1,089,730
                 Concord Nursing Home Inc., Series 2000, 6.500%, 7/01/29

        3,000   Syracuse Housing Authority, New York, FHA-Insured                     2/08 at 102.00         AAA          3,217,800
                 Mortgage Revenue Bonds, Loretto Rest Residential
                 Healthcare Facility, Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.3%

          825   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A            912,021
                 Fiscal Series 2004B, 5.250%, 8/01/15

          750   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A            824,865
                 Fiscal Series 2004C, 5.250%, 8/15/16

        1,000   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          1,221,700
                 Water Treatment Plant Bonds, Series 1994,
                 7.250%, 11/01/11 (Alternative Minimum Tax) -
                 MBIA Insured

          550   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            586,729
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.0%

        1,000   Battery Park City Authority, New York, Senior Revenue                11/13 at 100.00         AAA          1,092,420
                 Bonds, Series 2003A, 5.250%, 11/01/21

        1,000   Metropolitan Transportation Authority, New York, State                7/12 at 100.00         AA-          1,023,030
                 Service Contract Refunding Bonds, Series 2002A,
                 5.125%, 1/01/29

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,129,600
        1,000    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          1,015,620

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            576,313
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        1,330   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AA+          1,388,414
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        2,000   New York State Dormitory Authority, Court Facilities                  5/10 at 101.00         AAA          2,223,640
                 Lease Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

          105   New York State Dormitory Authority, Improvement Revenue               2/06 at 102.00         AAA            110,333
                 Bonds, Mental Health Services Facilities, Series 1996B,
                 5.375%, 2/15/26 - FSA Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,055,900
                 Infrastructure Revenue Bonds, Series 2003A,
                 5.000%, 3/15/21

          410   New York State Housing Finance Agency, Suffolk County,               11/04 at 100.00        Baa1            417,696
                 H.E.L.P. Secured Loan Rental Housing Revenue Bonds,
                 Series 1989A, 8.100%, 11/01/05

        1,810   New York State Dormitory Authority, Service Contract Bonds,           4/12 at 100.00         AA-          1,976,683
                 Child Care Facilities Development Program, Series 2002,
                 5.375%, 4/01/16

          600   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00          AA            653,082
                 State Personal Income Tax, Series 2003A,
                 5.375%, 3/15/22


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   New York State Thruway Authority, Highway and Bridge                  4/14 at 100.00         AAA     $    1,073,910
                 Trust Fund Bonds, Second General, Series 2004,
                 5.000%, 4/01/20 - MBIA Insured

        1,270   New York State Thruway Authority, Highway and Bridge                    No Opt. Call         AAA          1,437,462
                 Trust Fund Bonds, Series 2004B, 5.250%, 4/01/12 -
                 AMBAC Insured

        1,620   New York State Thruway Authority, State Personal Income               3/12 at 100.00          AA          1,720,926
                 Tax Revenue Bonds, Series 2002A, 5.125%, 3/15/21

          600   New York State Urban Development Corporation, Special                   No Opt. Call         AA-            712,374
                 Project Revenue Bonds, University Facilities Grants,
                 Series 1995, 5.875%, 1/01/21

        1,750   New York State Urban Development Corporation, Service                   No Opt. Call         AA-          1,953,770
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        3,000   Niagara Falls City School District, Niagara County,                   6/08 at 101.00         AAA          3,150,690
                 New York, Certificates of Participation, High School
                 Facility, Series 1998, 5.375%, 6/15/28 - MBIA Insured

          750   Niagara Falls City School District, Niagara County,                   6/09 at 101.00        BBB-            809,415
                 New York, Certificates of Participation, High School
                 Facility, Series 2000, 6.625%, 6/15/28

        1,230   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          1,337,158
                 Agreement Revenue Bonds, John P. Colahan Court
                 Complex, Series 1999, 5.000%, 4/15/16 - AMBAC Insured

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
          500    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA            542,140
        2,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,145,900

        1,000   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-          1,090,170
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

           85   Triborough Bridge and Tunnel Authority, New York,                       No Opt. Call         AA-             96,512
                 Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

        1,500   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,715,370
                 Loan Notes, Series 1999A, 6.500%, 10/01/24

                Yonkers Industrial Development Agency, New York, Revenue
                Bonds, Community Development Properties - Yonkers Inc.
                Project, Series 2001A:
          500    6.250%, 2/01/16                                                      2/11 at 100.00        BBB-            545,580
        1,120    6.625%, 2/01/26                                                      2/11 at 100.00        BBB-          1,204,806

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.4%

        1,000   Buffalo and Fort Erie Public Bridge Authority, New York,              1/05 at 101.00         AAA          1,018,300
                 Revenue Bonds, Series 1995, 5.750%, 1/01/25 -
                 MBIA Insured

          500   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA            567,555
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.500%, 11/15/19 - AMBAC Insured

        1,100   New York City Industrial Development Agency, New York,               12/08 at 102.00         Ba2            810,348
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00         CCC            756,960
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

          500   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA            535,565
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          2,637,225
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

                Triborough Bridge and Tunnel Authority, New York, Subordinate
                Lien General Purpose Revenue Refunding Bonds, Series 2002E:
          780    5.500%, 11/15/20 - MBIA Insured                                        No Opt. Call         AAA            915,470
          800    5.250%, 11/15/22 - MBIA Insured                                     11/12 at 100.00         AAA            861,560

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 8.2%

        2,250   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          2,454,863
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured

        1,000   Nassau County, New York, General Obligation Improvement               3/10 at 100.00         AAA          1,158,700
                 Bonds, Series 2000E, 6.000%, 3/01/19 (Pre-refunded
                 to 3/01/10) - FSA Insured


                                       19


                            Nuveen New York Municipal Value Fund, Inc. (NNY) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       1,000   Nassau County Interim Finance Authority, New York, Sales             11/10 at 100.00         AAA     $    1,157,030
                 Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
                 (Pre-refunded to 11/15/10) - MBIA Insured

           20   New York City, New York, General Obligation Bonds, Fiscal            10/07 at 101.00         Aaa             22,517
                 Series 1997G, 6.000%, 10/15/26 (Pre-refunded to 10/15/07)

          175   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA            188,473
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 1996B, 5.750%, 6/15/26 (Pre-refunded
                 to 6/15/06) - MBIA Insured

           85   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA            100,089
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 (Pre-refunded
                 to 6/15/10) - MBIA Insured

        3,500   New York State Dormitory Authority, Judicial Facilities                 No Opt. Call         AAA          4,325,195
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16

           25   New York State Dormitory Authority, Suffolk County, Lease            10/04 at 114.14     Baa1***             35,938
                 Revenue Bonds, Judicial Facilities, Series 1991A,
                 9.500%, 4/15/14

        2,600   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          3,006,848
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded to 1/01/22)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.9%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        1,500    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          1,593,405
        2,500    5.250%, 12/01/26                                                     6/08 at 101.00          A-          2,562,450

        2,330   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-          2,459,199
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/21

          750   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-            777,285
                 General Revenue Bonds, Series 2000L, 5.375%, 5/01/33

        1,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-            918,930
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration
                 Partners LP, Series 1997, 5.750%, 10/01/36 (Alternative
                 Minimum Tax)

        1,500   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          1,547,250
                 Series 2000A, 5.250%, 11/15/40

          500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1            540,230
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Alternative Minimum Tax)
                 (Mandatory put 11/15/12)

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,000    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            973,860
          575    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R            547,906

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.1%

          300   Monroe County Water Authority, New York, Water                        8/11 at 101.00          AA            318,207
                 System Revenue Bonds, Series 2001, 5.150%, 8/01/22

        1,000   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          1,080,080
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000A, 5.500%, 6/15/32 - FGIC Insured

        1,250   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AA+          1,337,950
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 2001A, 5.500%, 6/15/33

        1,500   New York City Municipal Water Finance Authority,                      6/11 at 101.00         AA+          1,661,775
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001D, 5.500%, 6/15/17

          325   New York City Municipal Water Finance Authority,                      6/06 at 101.00         AAA            347,246
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 1996B, 5.750%, 6/15/26 -
                 MBIA Insured

          415   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA            478,943
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 - MBIA Insured

          740   New York City Municipal Water Finance Authority,                      6/12 at 100.00         AA+            811,765
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2003A, 5.375%, 6/15/19

        3,065   Western Nassau County Water Authority, New York, System               5/06 at 102.00         AAA          3,262,170
                 Revenue Bonds, Series 1995, 5.650%, 5/01/26 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     137,120   Total Long-Term Investments (cost $137,543,165) - 96.9%                                                 146,599,919
=============-----------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION                                                                            RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.6%

$         500   New York City, New York, General Obligation Bonds,                                          A-1+     $      500,000
                 Variable Rate Demand Obligations, Series 1995B2-B10,
                 1.700%, 8/15/05 - MBIA Insured+

          900   New York City, New York, General Obligation Bonds,                                          A-1+            900,000
                 Variable Rate Demand Obligations, Series 1995B2-B10,
                 1.700%, 8/15/11 - MBIA Insured+

        1,000   Puerto Rico Government Development Bank, Adjustable                                          A-1          1,000,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.590%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       2,400   Total Short-Term Investments (cost $2,400,000)                                                            2,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $139,943,165) - 98.5%                                                           148,999,919
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      2,314,144
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  151,314,063
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2%

$         885   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB     $      887,106
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          400    6.000%, 6/01/15                                                      6/10 at 101.00         BBB            402,032
          780    6.150%, 6/01/25                                                      6/10 at 101.00         BBB            766,054

        1,355   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB          1,381,490
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

          810   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            752,539
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

        1,000   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB            958,640
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

        2,500   Nassau County Tobacco Settlement Corporation, New York,               7/09 at 101.00        BBB-          2,557,050
                 Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                 6.500%, 7/15/27

          760   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            699,512
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

        3,750   TSASC Inc., New York, Tobacco Flexible Amortization                   7/09 at 101.00         BBB          3,793,950
                 Bonds, Series 1999-1, 6.250%, 7/15/27

        3,000   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB          3,055,890
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.4%

        1,500   Albany Industrial Development Agency, New York, Revenue              12/09 at 101.00          AA          1,741,305
                 Bonds, Albany Law School Project, Series 1999A,
                 6.750%, 12/01/29 - RAAI Insured

        2,700   Brookhaven Industrial Development Agency, New York,                  12/07 at 101.00          A3          2,842,047
                 Revenue Bonds, St. Joseph's College, Series 2000,
                 6.000%, 12/01/20

        1,285   Cattaraugus County Industrial Development Agency,                     9/08 at 101.00        BBB-          1,322,342
                 New York, Revenue Bonds, St. Bonaventure University,
                 Series 1998B, 5.000%, 9/15/13

                Monroe County Industrial Development Agency, New York,
                Civic Facility Revenue Bonds, St. John Fisher College,
                Series 1999:
        1,000    5.375%, 6/01/17 - RAAI Insured                                       6/09 at 102.00          AA          1,074,820
        2,365    5.375%, 6/01/24 - RAAI Insured                                       6/09 at 102.00          AA          2,493,372

        3,000   New York City Trust for Cultural Resources, New York,                 4/07 at 101.00         AAA          3,214,020
                 Revenue Bonds, American Museum of Natural History,
                 Series 1997A, 5.650%, 4/01/27 - MBIA Insured

          750   New York City Trust for Cultural Resources, New York,                 7/10 at 101.00           A            806,483
                 Revenue Bonds, Museum of American Folk Art,
                 Series 2000, 6.000%, 7/01/22 - ACA Insured

          800   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-            828,024
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        2,500   New York State Dormitory Authority, Revenue Bonds,                      No Opt. Call         AA-          2,954,150
                 State University Educational Facilities, Series 1993A,
                 5.875%, 5/15/17

        1,000   New York State Dormitory Authority, Consolidated Revenue                No Opt. Call         AAA          1,161,970
                 Bonds, City University System, Series 1993B,
                 6.000%, 7/01/14 - FSA Insured

        2,850   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA          3,167,519
                 Upstate Community Colleges, Series 2000A,
                 5.750%, 7/01/29 - FSA Insured

          580   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         AAA            638,806
                 Fashion Institute of Technology, Series 2000,
                 5.375%, 7/01/20 - FSA Insured

        5,590   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00          A+          6,034,685
                 University of Rochester, Series 1999A, 5.500%, 7/01/16


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                New York State Dormitory Authority, Revenue Bonds, Pratt
                Institute, Series 1999:
$       1,250    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA     $    1,414,513
        1,000    6.000%, 7/01/24 - RAAI Insured                                       7/09 at 102.00          AA          1,125,670
        3,810    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA          4,166,502

        8,345   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00          AA          9,114,659
                 Marymount Manhattan College, Series 1999,
                 6.250%, 7/01/29 - RAAI Insured

                New York State Dormitory Authority, Third General Resolution
                Consolidated Revenue Bonds, City University System, Series
                1998-2:
        1,490    5.000%, 7/01/17 - FSA Insured                                        7/08 at 101.00         AAA          1,605,803
        1,055    5.000%, 7/01/18 - FSA Insured                                        7/08 at 101.00         AAA          1,134,262

        2,120   New York State Dormitory Authority, General Revenue                     No Opt. Call         AAA          2,482,054
                 Bonds, New York University, Series 2001-1,
                 5.500%, 7/01/20 - AMBAC Insured

        1,000   New York State Dormitory Authority, Revenue Bonds,                    7/12 at 100.00         AAA          1,109,450
                 Columbia University, Series 2002B, 5.375%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.5%

                New York City Health and Hospitals Corporation, New York, Health
                System Revenue Bonds, Series 2003A:
        1,000    5.250%, 2/15/21 - AMBAC Insured                                      2/13 at 100.00         AAA          1,077,470
        1,250    5.250%, 2/15/22 - AMBAC Insured                                      2/13 at 100.00         AAA          1,341,350

          750   New York City Industrial Development Agency, New York,                7/12 at 101.00         Ba3            711,083
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

          750   New York City Industrial Development Agency, New York,                7/12 at 100.00         Ba3            704,730
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

        2,000   New York State Dormitory Authority, FHA-Insured                       2/05 at 100.00         AAA          2,082,600
                 Mortgage Revenue Bonds, St. Vincent's Hospital and
                 Medical Center, Series 1991, 7.400%, 8/01/30

        1,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 102.00          AA          1,091,500
                 Hospital Revenue Bonds, St. James Mercy Hospital,
                 Series 1998, 5.250%, 2/01/18

        4,130   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          4,631,712
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          900   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            915,552
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

        1,250   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1          1,302,763
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

        8,000   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00         AAA          8,810,400
                 Catholic Health Services of Long Island Obligated Group -
                 St. Charles Hospital and Rehabilitation Center, Series 1999A,
                 5.500%, 7/01/22 - MBIA Insured

        3,400   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         Ba1          3,457,052
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

        3,750   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00        Baa1          4,162,163
                 Catholic Health Services of Long Island Obligated Group,
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        1,200   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00          A3          1,238,460
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,870   New York State Medical Care Facilities Finance Agency,                2/05 at 100.00         AAA          1,963,126
                 FHA-Insured Mortgage Revenue Bonds, Hospital and
                 Nursing Home Projects, Series 1992B, 6.200%, 8/15/22

        1,655   New York State Medical Care Facilities Finance Agency,                8/05 at 102.00         AAA          1,745,562
                 FHA-Insured Hospital and Nursing Home Revenue Bonds,
                 Series 1995B, 6.250%, 2/15/15

        2,000   New York State Dormitory Authority, Revenue Bonds,                    2/05 at 100.00        BBB-          2,007,220
                 Mount Sinai NYU Health Obligated Group, Series 2002C,
                 6.000%, 7/01/26

        1,100   Yonkers Industrial Development Agency, New York,                      7/11 at 101.00          BB          1,120,570
                 Revenue Bonds, St. John's Riverside Hospital,
                 Series 2001A, 7.125%, 7/01/31


                                       23


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2001A:
$       1,610    5.500%, 11/01/31                                                     5/11 at 101.00          AA     $    1,666,398
        2,000    5.600%, 11/01/42                                                     5/11 at 101.00          AA          2,070,180

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          910    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            947,010
          450    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            462,465

          395   New York State Housing Finance Agency, Multifamily                   11/04 at 100.00         AAA            396,963
                 Housing Revenue Bonds, Series 1989B, 7.550%, 11/01/29
                 (Alternative Minimum Tax) - AMBAC Insured

        1,585   New York State Housing Finance Agency, Secured                        2/05 at 100.00         Aa1          1,594,986
                 Mortgage Multifamily Housing Revenue Bonds,
                 Series 1992A, 7.000%, 8/15/12 (Alternative Minimum Tax)

        1,100   New York State Housing Finance Agency, Secured Mortgage               8/09 at 101.00         Aa1          1,162,073
                  Program Multifamily Housing Revenue Bonds,
                 Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)

        2,465   Puerto Rico Housing Finance Corporation, Multifamily                 10/04 at 100.00           A          2,482,797
                 Mortgage Revenue Bonds, Portfolio A, Series 1990I,
                 7.500%, 4/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

          490   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1            515,078
                 Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
                 Minimum Tax)

        1,250   New York State Mortgage Agency, Homeowner Mortgage                    9/08 at 101.00         Aa1          1,304,562
                 Revenue Bonds, Series 73A, 5.250%, 10/01/17 (Alternative
                 Minimum Tax)

        6,985   New York State Mortgage Agency, Homeowner Mortgage                    4/11 at 100.00         Aa1          7,186,587
                 Revenue Bonds, Series 97, 5.500%, 4/01/31 (Alternative
                 Minimum Tax)

        1,660   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa          1,675,737
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.6%

        1,500   New York City Industrial Development Agency, New York,                7/10 at 102.00         N/R          1,616,475
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19

        1,350   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R          1,408,927
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

        3,000   New York State Dormitory Authority, FHA-Insured Mortgage              2/07 at 102.00          AA          3,270,960
                 Nursing Home Revenue Bonds, Hebrew Home for the
                 Aged at Riverdale, Series 1997, 6.125%, 2/01/37

        1,375   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 102.00           A          1,506,093
                 Miriam Osborn Memorial Home Association, Series 2000B,
                 6.375%, 7/01/29 - ACA Insured

        2,110   New York State Medical Care Facilities Finance Agency,                2/06 at 102.00         AA+          2,254,915
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue
                 Bonds, Series 1995C, 6.100%, 8/15/15

        1,520   New York State Dormitory Authority, FHA-Insured Mortgage              2/13 at 102.00         AAA          1,575,754
                 Nursing Home Revenue Bonds, Shorefront Jewish Geriatric
                 Center Inc., Series 2002, 5.200%, 2/01/32

        2,755   Oswego County Industrial Development Agency,                          2/09 at 101.00         AAA          2,875,201
                 New York, FHA-Insured Mortgage Assisted Civic Facility
                 Revenue Bonds, Bishop Commons Inc., Series 1999A,
                 5.375%, 2/01/49

        4,000   Syracuse Housing Authority, New York, FHA-Insured                     2/08 at 102.00         AAA          4,290,400
                 Mortgage Revenue Bonds, Loretto Rest Residential
                 Healthcare Facility, Series 1997A, 5.600%, 8/01/17

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.4%

        1,725   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          1,906,953
                 Fiscal Series 2004B, 5.250%, 8/01/15

        1,800   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          1,979,676
                 Fiscal Series 2004C, 5.250%, 8/15/16

        2,095   Niagara Falls, Niagara County, New York, General Obligation             No Opt. Call         AAA          2,565,453
                 Water Treatment Plant Bonds, Series 1994,
                 8.000%, 11/01/09 (Alternative Minimum Tax) -
                 MBIA Insured

        1,350   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A          1,440,153
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Oneida County, New York, General Obligation Public
                Improvement Bonds, Series 2000:
          200    5.375%, 4/15/18 - MBIA Insured                                       4/09 at 102.00         AAA            223,592
          200    5.375%, 4/15/19 - MBIA Insured                                       4/09 at 102.00         AAA            223,592


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 32.4%

$       2,400   Battery Park City Authority, New York, Senior Revenue                11/13 at 100.00         AAA     $    2,531,640
                 Bonds, Series 2003A, 5.000%, 11/01/23

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:
        2,175    5.750%, 7/01/18                                                        No Opt. Call         AA-          2,547,991
        2,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          2,046,060
        1,000    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA          1,022,170

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        5,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          5,324,000
        2,500    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          2,539,050

        1,680   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB          1,728,938
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        2,000   Nassau Health Care Corporation, New York, County                      8/09 at 102.00         AAA          2,204,600
                 Guaranteed Health System Revenue Bonds, Series 1999,
                 5.750%, 8/01/29 - FSA Insured

        2,665   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AA+          2,782,047
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        3,000   New York State Dormitory Authority, Court Facilities Lease            5/10 at 101.00         AAA          3,335,460
                 Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

                New York State Dormitory Authority, Nassau County, Revenue
                Bonds, Board of Cooperative Educational Services, Series 2001A:
        1,265    5.250%, 8/15/17 - FSA Insured                                        8/11 at 100.00         AAA          1,399,179
        1,385    5.250%, 8/15/18 - FSA Insured                                        8/11 at 100.00         AAA          1,530,744

                New York State Dormitory Authority, Revenue Bonds, Mental Health
                Services Facilities Improvements, Series 2000D:
          190    5.875%, 2/15/18 - FSA Insured                                        8/10 at 100.00         AAA            218,278
          225    5.875%, 8/15/19 - FSA Insured                                        8/10 at 100.00         AAA            258,487
          185    5.875%, 10/01/19 - FSA Insured                                       8/10 at 100.00         AAA            212,534

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,055,900
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        1,200   New York State Dormitory Authority, Revenue Bonds, State              3/13 at 100.00          AA          1,306,164
                 Personal Income Tax, Series 2003A, 5.375%, 3/15/22

        1,000   New York State Thruway Authority, Highway and Bridge                  4/10 at 101.00         AAA          1,143,090
                 Trust Fund Bonds, Series 2000B, 5.750%, 4/01/16 -
                 FGIC Insured

        1,500   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA          1,619,985
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/22 - MBIA Insured

        6,500   New York State Thruway Authority, State Personal Income               3/12 at 100.00          AA          6,904,950
                 Tax Revenue Bonds, Series 2002A, 5.125%, 3/15/21

        2,950   New York State Urban Development Corporation, State                   3/13 at 100.00          AA          3,100,421
                 Personal Income Tax, Revenue Bonds, Series 2003B,
                 5.000%, 3/15/22

                New York State Urban Development Corporation, State Personal
                Income Tax Revenue Bonds, State Facilities and Equipment,
                Series 2002A:
        2,860    5.375%, 3/15/19                                                      3/12 at 100.00          AA          3,127,782
        2,000    5.375%, 3/15/20                                                      3/12 at 100.00          AA          2,177,820

        4,000   New York State Urban Development Corporation, Service                   No Opt. Call         AA-          4,465,760
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        5,000   Niagara Falls City School District, Niagara County,                   6/08 at 101.00         AAA          5,251,150
                 New York, Certificates of Participation, High School
                 Facility, Series 1998, 5.375%, 6/15/28 - MBIA Insured

        1,785   Puerto Rico Highway and Transportation Authority,                     7/10 at 101.00         AAA          2,017,675
                 Highway Revenue Bonds, Series 2000B, 5.875%, 7/01/35 -
                 MBIA Insured

        5,600   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AAA          6,071,968
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

        2,500   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-          2,725,425
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21


                                       25


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                United Nations Development Corporation, New York, Senior
                Lien Revenue Bonds, Series 2004A:
$         750    5.250%, 7/01/23                                                      1/08 at 100.00          A3     $      796,740
          500    5.250%, 7/01/24                                                      1/08 at 100.00          A3            526,890

        3,480   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          3,979,658
                 Loan Notes, Series 1999A, 6.500%, 10/01/24

                Yonkers Industrial Development Agency, New York, Revenue
                Bonds, Community Development Properties - Yonkers Inc.
                Project, Series 2001A:
        1,250    6.250%, 2/01/16                                                      2/11 at 100.00        BBB-          1,363,950
        2,520    6.625%, 2/01/26                                                      2/11 at 100.00        BBB-          2,710,814

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.6%

        1,355   Albany Parking Authority, New York, Revenue Bonds,                   10/11 at 101.00        BBB+          1,458,942
                 Series 2001B, 5.250%, 10/15/12

        1,500   Metropolitan Transportation Authority, New York,                        No Opt. Call         AAA          1,681,545
                 Transportation Revenue Bonds, Series 2003A,
                 5.000%, 11/15/15 - FGIC Insured

        1,900   New York City Industrial Development Agency, New York,               12/08 at 102.00         Ba2          1,399,692
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

        1,455   New York State Thruway Authority, General Revenue                     1/05 at 101.00         AAA          1,486,574
                 Bonds, Series 1993B, 5.000%, 1/01/20 -  MBIA Insured

        1,000   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA          1,071,130
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

        1,925   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          2,077,537
                 Bonds, One Hundred Twentieth Series 2000, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

        2,040   Puerto Rico Ports Authority, Special Facilities Revenue               6/06 at 102.00         CCC          1,257,986
                 Bonds, American Airlines Inc., Series 1996A,
                 6.250%, 6/01/26 (Alternative Minimum Tax)

        2,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AA-          2,121,480
                 Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

        5,750   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          6,065,618
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

        2,400   Triborough Bridge and Tunnel Authority, New York,                    11/12 at 100.00         AAA          2,584,680
                 Subordinate Lien General Purpose Revenue Refunding
                 Bonds, Series 2002E, 5.250%, 11/15/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 23.3%

          745   Freeport, New York, General Obligation Bonds, Series 2000A,           4/10 at 101.00         Aaa            870,734
                 6.000%, 4/01/18 (Pre-refunded to 4/01/10) - FGIC Insured

                Longwood Central School District, Suffolk County, New York,
                Series 2000:
        1,500    5.750%, 6/15/17 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,750,725
        1,500    5.750%, 6/15/18 (Pre-refunded to 6/15/11) - FGIC Insured             6/11 at 101.00         Aaa          1,750,725

        4,525   Metropolitan Transportation Authority, New York, Commuter             7/11 at 100.00         AAA          5,117,866
                 Facilities Revenue Bonds, Series 1998A,
                 5.250%, 7/01/28 (Pre-refunded to 7/01/11)

        5,000   Metropolitan Transportation Authority, New York, Dedicated           10/15 at 100.00         AAA          5,412,950
                 Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18
                 (Pre-refunded to 10/01/15) - FGIC Insured

        1,275   Nassau County, New York, General Obligation Improvement               3/10 at 100.00         AAA          1,509,167
                 Bonds, Series 2000F, 6.500%, 3/01/18 (Pre-refunded
                 to 3/01/10) - FSA Insured

        1,350   New York City, New York, General Obligation Bonds,                   10/04 at 100.00         AAA          1,452,708
                 Fiscal Series 1990B, 7.250%, 10/01/06 - FGIC Insured

          505   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AAA            594,648
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000B, 6.100%, 6/15/31 (Pre-refunded
                 to 6/15/10) - MBIA Insured

        4,575   New York City Transit Authority, New York, Metropolitan               1/10 at 101.00         AAA          5,298,262
                 Transportation Authority, Triborough Bridge and Tunnel
                 Authority, Certificates of Participation, Series 2000A,
                 5.875%, 1/01/30 (Pre-refunded to 1/01/10) - AMBAC Insured

        1,000   New York City Trust for Cultural Resources, New York,                 7/19 at 100.00         AAA          1,134,360
                 Revenue Bonds, American Museum of Natural History,
                 Series 1999A, 5.750%, 7/01/29 (Pre-refunded to 7/01/19) -
                 AMBAC Insured


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** (continued)

$       1,250   New York State Dormitory Authority, Lease Revenue Bonds,              7/09 at 101.00         AAA     $    1,423,588
                 State University Dormitory Facilities, Series 1999C,
                 5.500%, 7/01/29 (Pre-refunded to 7/01/09) - MBIA Insured

        2,000   New York State Dormitory Authority, Lease Revenue Bonds,              7/10 at 101.00      AA-***          2,346,080
                 State University Dormitory Facilities, Series 2001A,
                 6.000%, 7/01/30 (Pre-refunded to 7/01/10)

                New York State Dormitory Authority, Revenue Bonds, Mental Health
                Services Facilities Improvements, Series 2000D:
        1,565    5.875%, 2/15/18 (Pre-refunded to 8/15/10) - FSA Insured              8/10 at 100.00         AAA          1,808,373
        1,505    5.875%, 2/15/19 (Pre-refunded to 8/15/10) - FSA Insured              8/10 at 100.00         AAA          1,739,043
        1,855    5.875%, 8/15/19 (Pre-refunded to 8/15/10) - FSA Insured              8/10 at 100.00         AAA          2,143,471

          275   New York State Environmental Facilities Corporation,                 11/04 at 102.00         AAA            282,326
                 State Water Pollution Control Revolving Fund Pooled
                 Revenue Bonds, Series 1994D, 6.900%, 5/15/15
                 (Pre-refunded to 11/15/04)

        5,535   New York State Dormitory Authority, Revenue Bonds,                    5/12 at 101.00         AAA          6,223,609
                 State University Educational Facilities, Series 2002A,
                 5.000%, 5/15/17 (Pre-refunded to 5/15/12) - FGIC Insured

          355   New York State Dormitory Authority, Revenue Bonds,                    5/08 at 101.00         AAA            389,201
                 State University Educational Facilities, Series 1998B,
                 4.750%, 5/15/28 (Pre-refunded to 5/15/08) - FSA Insured

        4,200   New York State Thruway Authority, Local Highway and                   4/11 at 100.00      AA-***          4,705,806
                 Bridge Service Contract Bonds, Series 2001,
                 5.250%, 4/01/17 (Pre-refunded to 4/01/11)

          965   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00         AAA          1,126,753
                 Revenue Bonds, Series 2000B, 5.875%, 7/01/35
                 (Pre-refunded to 7/01/10) - MBIA Insured

        1,600   Triborough Bridge and Tunnel Authority, New York, General               No Opt. Call         AAA          1,766,608
                 Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20

        7,500   Triborough Bridge and Tunnel Authority, New York, General             1/22 at 100.00         AAA          8,673,600
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30
                 (Pre-refunded to 1/01/22)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.8%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        3,500    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          3,717,945
        2,500    5.250%, 12/01/26                                                     6/08 at 101.00          A-          2,562,450

        5,000   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-          5,243,850
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        3,650   Long Island Power Authority, New York, Electric System                9/13 at 100.00         AAA          3,997,407
                 General Revenue Bonds, Series 2003C, 5.000%, 9/01/15 -
                 CIFG Insured

        4,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          3,675,720
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration
                 Partners LP, Series 1997, 5.750%, 10/01/36 (Alternative
                 Minimum Tax)

        4,000   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          4,126,000
                 Series 2000A, 5.250%, 11/15/40

        2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1          2,137,260
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

        4,000   Suffolk County Industrial Development Agency, New York,               1/09 at 101.00         N/R          3,811,520
                 Revenue Bonds, Nissequogue Cogeneration Partners
                 Facility, Series 1998, 5.500%, 1/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.1%

          700   Monroe County Water Authority, New York, Water System                 8/11 at 101.00          AA            742,483
                 Revenue Bonds, Series 2001, 5.150%, 8/01/22

        1,250   New York City Municipal Water Finance Authority,                      6/09 at 101.00         AAA          1,350,100
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2000A, 5.500%, 6/15/32 - FGIC Insured

        5,000   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AA+          5,351,800
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001A, 5.500%, 6/15/33

        2,000   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+          2,215,700
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001D, 5.500%, 6/15/17

        2,495   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AAA          2,879,430
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2000B, 6.100%, 6/15/31 - MBIA Insured

        2,225   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+          2,440,780
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19


                                       27


                            Nuveen New York Performance Plus Municipal Fund, Inc. (NNP) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         715   New York State Environmental Facilities Corporation,                 12/04 at 100.00         AAA     $      725,210
                 State Water Pollution Control Revolving Fund Revenue
                 Bonds, New York City Municipal Water Finance Authority,
                 Series 1990A, 7.500%, 6/15/12

          140   New York State Environmental Facilities Corporation, State           11/04 at 102.00         AAA            143,667
                 Water Pollution Control Revolving Fund Pooled Revenue
                 Bonds, Series 1994D, 6.900%, 5/15/15

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, Pooled
                Loan Issue, Series 2002F:
        1,000    5.250%, 11/15/17                                                    11/12 at 100.00         AAA          1,105,287
        3,345    5.250%, 11/15/19                                                    11/12 at 100.00         AAA          3,667,689
        4,060    5.250%, 11/15/20                                                    11/12 at 100.00         AAA          4,433,923
------------------------------------------------------------------------------------------------------------------------------------
$     340,665   Total Long-Term Investments (cost $341,118,012) - 148.0%                                                365,734,340
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      5,704,623
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)%                                                       (124,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  247,138,963
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen New York Dividend Advantage Municipal Fund (NAN)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.0%

$         945   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      867,623
                 Asset-Backed Refunding Bonds, Series 2002,
                 5.375%, 5/15/33

          530   Erie County Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB            531,261
                 New York, Senior Tobacco Settlement Asset-Backed Bonds,
                 Series 2000, 6.000%, 7/15/20

                Monroe Tobacco Asset Securitization Corporation, New York,
                Tobacco Settlement Asset-Backed Bonds, Series 2000:
          265    6.000%, 6/01/15                                                      6/10 at 101.00         BBB            266,346
        1,795    6.150%, 6/01/25                                                      6/10 at 101.00         BBB          1,762,905

          890   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB            907,400
                 Pass-Through Bonds, Series 2000, 5.800%, 6/01/23

          530   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB            492,402
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          440   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            404,980
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

        2,250   TSASC Inc., New York, Tobacco Flexible Amortization                   7/09 at 101.00         BBB          2,276,370
                 Bonds, Series 1999-1, 6.250%, 7/15/27

        1,250   Westchester Tobacco Asset Securitization Corporation,                 7/10 at 101.00         BBB          1,273,288
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 1999, 6.750%, 7/15/29

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 21.5%

                Kenmore Housing Authority, New York, Revenue Bonds, State
                University of New York at Buffalo Student Apartment Project,
                Series 1999A:
        3,050    5.500%, 8/01/19 - RAAI Insured                                       8/09 at 102.00          AA          3,291,835
        2,750    5.500%, 8/01/24 - RAAI Insured                                       8/09 at 102.00          AA          2,929,218

        3,070   Monroe County Industrial Development Agency, New York,                6/09 at 102.00          AA          3,236,640
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 1999, 5.375%, 6/01/24 - RAAI Insured

          500   New York City Trust for Cultural Resources, New York,                 7/10 at 101.00           A            537,655
                 Revenue Bonds, Museum of American Folk Art, Series 2000,
                 6.000%, 7/01/22 - ACA Insured

        1,800   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,863,054
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        3,500   New York State Dormitory Authority, Lease Revenue Bonds,              7/09 at 101.00         AA-          3,735,970
                 State University Dormitory Facilities, Series 1999B,
                 5.375%, 7/01/19

        1,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          1,116,120
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        2,500   New York State Dormitory Authority, Insured Revenue Bonds,            7/07 at 101.00         AAA          2,673,900
                 Rochester Institute of Technology, Series 1997,
                 5.250%, 7/01/22 - MBIA Insured

        1,000   New York State Dormitory Authority, Insured Revenue Bonds,            7/07 at 102.00         AAA          1,109,640
                 Siena College, Series 1997, 5.700%, 7/01/17 - MBIA Insured

          500   New York State Dormitory Authority, Revenue Bonds, Fashion            7/10 at 101.00         AAA            550,695
                 Institute of Technology, Series 2000, 5.375%, 7/01/20 -
                 FSA Insured

        3,000   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00          A+          3,238,650
                 University of Rochester, Series 1999A, 5.500%, 7/01/16

          500   New York State Dormitory Authority, Insured Revenue Bonds,            7/10 at 101.00         AAA            569,245
                 Pace University, Series 2000, 6.000%, 7/01/29 - MBIA Insured

                New York State Dormitory Authority, Revenue Bonds,
                Pratt Institute, Series 1999:
        1,750    6.000%, 7/01/20 - RAAI Insured                                       7/09 at 102.00          AA          1,980,318
          750    6.000%, 7/01/28 - RAAI Insured                                       7/09 at 102.00          AA            820,178


                                       29


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,250   New York State Dormitory Authority, Revenue Bonds,                    7/09 at 101.00          AA     $    1,365,288
                 Marymount Manhattan College, Series 1999,
                 6.250%, 7/01/29 - RAAI Insured

        1,500   Niagara County Industrial Development Agency, New York,              11/11 at 101.00          AA          1,589,415
                 Civic Facility Revenue Bonds, Niagara University,
                 Series 2001A, 5.350%, 11/01/23 - RAAI Insured

          600   Utica Industrial Development Agency, New York, Revenue                6/09 at 101.00         N/R            638,778
                 Bonds, Utica College, Series 2004A, 6.875%, 12/01/34

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 32.3%

                Albany Industrial Development Agency, New York, Revenue Bonds,
                Albany Medical Center Project, Series 1999:
        1,120    6.000%, 5/01/19                                                      5/09 at 101.00         N/R          1,130,226
        1,460    6.000%, 5/01/29                                                      5/09 at 101.00         N/R          1,406,038

        1,750   New York City Health and Hospitals Corporation,                       2/13 at 100.00         AAA          1,877,890
                 New York, Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

          250   New York State Dormitory Authority, Revenue Bonds, Nyack              7/06 at 102.00         Ba3            244,675
                 Hospital, Series 1996, 6.250%, 7/01/13

                New York State Dormitory Authority, Insured Revenue Bonds,
                Franciscan Health Partnership Obligated Group - Frances Shervier
                Home and Hospital, Series 1997:
        2,000    5.500%, 7/01/17 - RAAI Insured                                       7/07 at 102.00          AA          2,183,820
        2,000    5.500%, 7/01/27 - RAAI Insured                                       7/07 at 102.00          AA          2,105,080

        2,470   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          2,770,056
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          600   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            610,368
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          500   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1            521,105
                 South Nassau Communities Hospital, Series 2003B,
                 5.500%, 7/01/23

                New York State Dormitory Authority, FHA-Insured Mortgage
                Hospital Revenue Bonds, Victory Memorial Hospital, Series 1999:
        2,275    5.250%, 8/01/15 - MBIA Insured                                       8/09 at 101.00         AAA          2,438,846
        2,000    5.375%, 8/01/25 - MBIA Insured                                       8/09 at 101.00         AAA          2,104,220

        4,850   New York State Dormitory Authority, Secured Hospital                  2/08 at 101.50         AAA          5,243,093
                 Revenue Refunding Bonds, Wyckoff Heights Medical
                 Center, Series 1998H, 5.300%, 8/15/21 - MBIA Insured

        2,550   New York State Dormitory Authority, FHA-Insured Mortgage              2/09 at 101.00         AAA          2,691,347
                 Hospital Revenue Bonds, Memorial Hospital of William F.
                 and Gertrude F. Jones Inc., Series 1999, 5.250%, 8/01/19 -
                 MBIA Insured

        4,825   New York State Dormitory Authority, FHA-Insured Mortgage              8/09 at 101.00         AAA          5,061,039
                 Hospital Revenue Bonds, Montefiore Medical Center,
                 Series 1999, 5.450%, 8/01/29 - AMBAC Insured

        1,575   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00         Ba1          1,601,429
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

        2,000   New York State Dormitory Authority, Revenue Bonds,                    7/10 at 101.00        Baa1          2,219,820
                 Catholic Health Services of Long Island Obligated Group,
                 St. Catherine of Siena Medical Center, Series 2000A,
                 6.500%, 7/01/20

        1,000   New York State Dormitory Authority, Revenue Bonds,                    2/05 at 100.00        BBB-          1,003,610
                 Mount Sinai NYU Health Obligated Group, Series 2002C,
                 6.000%, 7/01/26

        4,000   Ulster County Industrial Development Agency, New York,               11/09 at 101.00          A2          4,167,120
                 Civic Facility Revenue Bonds, Kingston Hospital,
                 Series 1999, 5.650%, 11/15/24

        3,825   Yates County Industrial Development Agency, New York,                 8/09 at 101.00         AA+          4,118,607
                 FHA-Insured Civic Facility Mortgage Revenue Bonds,
                 Soldiers and Sailors Memorial Hospital, Series 1999A,
                 5.650%, 2/01/39

          650   Yonkers Industrial Development Agency, New York, Revenue              7/11 at 101.00          BB            662,155
                 Bonds, St. John's Riverside Hospital, Series 2001A,
                 7.125%, 7/01/31

        2,805   Yonkers Industrial Development Agency, New York,                      2/09 at 101.00         AAA          2,926,344
                 FHA-Insured Mortgage Revenue Bonds, Michael
                 Malotz Skilled Nursing Pavilion, Series 1999,
                 5.450%, 2/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.8%

          955   New York City Housing Development Corporation,                       11/10 at 101.00          AA          1,016,416
                 New York, Multifamily Housing Revenue Bonds,
                 Series 2000A, 5.850%, 11/01/20 (Alternative Minimum Tax)


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       3,000   New York City Housing Development Corporation, New York,              5/11 at 101.00          AA     $    3,105,090
                 Multifamily Housing Revenue Bonds, Series 2001A,
                 5.500%, 11/01/31

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.1%

          645   Guam Housing Corporation, Single Family Mortgage                        No Opt. Call         AAA            708,500
                 Revenue Bonds, Mortgage-Backed Securities Program,
                 Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)

        2,775   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1          2,917,024
                 Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative
                 Minimum Tax)

          840   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/13 at 101.00         Aaa            847,963
                 Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.9%

                Appleridge Retirement Community Inc., New York, GNMA
                Collateralized Mortgage Loan Revenue Bonds, Series 1999:
        1,150    5.700%, 9/01/31                                                      9/09 at 102.00         Aaa          1,247,819
        1,250    5.750%, 9/01/41                                                      9/09 at 102.00         Aaa          1,363,763

          745   New York City Industrial Development Agency, New York,                7/10 at 102.00         N/R            802,849
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2000, 8.125%, 7/01/19

          750   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            782,737
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.4%

                Monticello Central School District, Sullivan County,
                New York, General Obligation Bonds, Series 2000:
          300    6.000%, 6/15/18 - FGIC Insured                                       6/09 at 101.00         AAA            344,475
          335    6.000%, 6/15/19 - FGIC Insured                                       6/09 at 101.00         AAA            384,664
          300    6.000%, 6/15/20 - FGIC Insured                                       6/09 at 101.00         AAA            344,475

        5,000   New York City, New York, General Obligation Bonds,                    5/09 at 101.00         AAA          5,141,000
                 Fiscal Series 1999J, 5.125%, 5/15/29 - MBIA Insured

        1,125   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          1,243,665
                 Fiscal Series 2004B, 5.250%, 8/01/15

        1,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A          1,099,820
                 Fiscal Series 2004C, 5.250%, 8/15/16

          800   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            853,424
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Orange County, New York, General Obligation Bonds,
                Series 1997:
        3,040    5.125%, 9/01/22                                                      9/07 at 101.00         Aa1          3,235,472
        1,195    5.125%, 9/01/23                                                      9/07 at 101.00         Aa1          1,263,617

                Rochester, New York, General Obligation Bonds, Series 1999:
          720    5.250%, 10/01/18 - MBIA Insured                                        No Opt. Call         AAA            827,057
          720    5.250%, 10/01/19 - MBIA Insured                                        No Opt. Call         AAA            828,281

        2,280   Rockland County, New York, General Obligation Bonds,                 10/09 at 101.00         AA-          2,599,747
                 Series 1999, 5.600%, 10/15/16

                Rye City School District, Westchester County, New York,
                General Obligation Bonds, Series 1999:
          520    5.600%, 8/15/17                                                      8/08 at 101.00         Aaa            582,353
          535    5.600%, 8/15/18                                                      5/08 at 101.00         Aaa            599,152
          535    5.600%, 8/15/19                                                      8/08 at 101.00         Aaa            599,152

        1,000   Yonkers, New York, General Obligation Bonds, School Issue,            6/09 at 101.00         AAA          1,074,390
                 Series 1999C, 5.000%, 6/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 23.4%

        1,000   Battery Park City Authority, New York, Senior Revenue                11/13 at 100.00         AAA          1,092,420
                 Bonds, Series 2003A, 5.250%, 11/01/21

                Metropolitan Transportation Authority, New York, State
                Service Contract Refunding Bonds, Series 2002A:
        1,700    5.750%, 1/01/17                                                        No Opt. Call         AA-          1,975,961
        1,000    5.125%, 1/01/29                                                      7/12 at 100.00         AA-          1,023,030

                Metropolitan Transportation Authority, New York, Dedicated
                Tax Fund Bonds, Series 2002A:
        2,000    5.250%, 11/15/25 - FSA Insured                                      11/12 at 100.00         AAA          2,129,600
        2,000    5.000%, 11/15/30                                                    11/12 at 100.00         AA-          2,031,240


                                       31


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                  Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,130   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB     $    1,162,917
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        1,670   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AA+          1,743,346
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

        2,000   New York State Dormitory Authority, Court Facilities Lease            5/10 at 101.00         AAA          2,223,640
                 Revenue Bonds, Series 1999, 5.750%, 5/15/30 -
                 AMBAC Insured

          210   New York State Dormitory Authority, Revenue Bonds,                    8/10 at 100.00         AAA            241,254
                 Mental Health Services Facilities Improvements,
                 Series 2000D, 5.875%, 8/15/18 - FSA Insured

        1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-          1,055,900
                 Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

        1,000   New York State Dormitory Authority, Service Contract Bonds,           4/12 at 100.00         AA-          1,083,310
                 Child Care Facilities Development Program, Series 2002,
                 5.375%, 4/01/19

          600   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00          AA            653,082
                 State Personal Income Tax, Series 2003A, 5.375%, 3/15/22

        1,000   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA          1,074,060
                 Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/23 - MBIA Insured

        2,000   New York State Thruway Authority, Highway and Bridge                  4/14 at 100.00         AAA          2,147,820
                 Trust Fund Bonds, Second General, Series 2004,
                 5.000%, 4/01/20 - MBIA Insured

        1,000   New York State Urban Development Corporation, State                   3/12 at 100.00          AA          1,029,940
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002A, 5.125%, 3/15/27

        3,345   Suffolk County Judicial Facilities Agency, New York, Service         10/09 at 101.00         AAA          3,696,158
                 Agreement Revenue Bonds, John P. Colahan Court Complex,
                 Series 1999, 5.250%, 10/15/15 - AMBAC Insured

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        2,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          2,168,560
        2,000    5.250%, 6/01/22 - AMBAC Insured                                      6/13 at 100.00         AAA          2,145,900

        1,000   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-          1,090,170
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

                United Nations Development Corporation, New York, Senior
                Lien Revenue Bonds, Series 2004A:
          500    5.250%, 7/01/23                                                      1/08 at 100.00          A3            531,160
          500    5.250%, 7/01/24                                                      1/08 at 100.00          A3            526,890

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB            857,685
                 Loan Notes, Series 1999A, 6.500%, 10/01/24

                Yonkers Industrial Development Agency, New York, Revenue
                Bonds, Community Development Properties - Yonkers Inc.
                Project, Series 2001A:
          750    6.250%, 2/01/16                                                      2/11 at 100.00        BBB-            818,370
        1,400    6.625%, 2/01/26                                                      2/11 at 100.00        BBB-          1,506,008

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.4%

        1,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA          1,063,420
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.125%, 11/15/22 - FGIC Insured

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00         CCC            756,960
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

          500   Niagara Frontier Airport Authority, New York, Airport Revenue         4/09 at 101.00         AAA            535,565
                 Bonds, Buffalo Niagara International Airport, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

        3,000   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          3,237,720
                 Bonds, One Hundred Twentieth Series 2000, 5.750%, 10/15/26
                 (Alternative Minimum Tax) - MBIA Insured

        1,000   Triborough Bridge and Tunnel Authority, New York, General             1/12 at 100.00         AA-          1,094,090
                 Purpose Revenue Bonds, Series 2001A, 5.250%, 1/01/16


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-     $    2,637,225
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 14.6%

        1,250   Metropolitan Transportation Authority, New York, Commuter             7/07 at 102.00         AAA          1,363,813
                 Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                 AMBAC Insured

        5,520   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          6,331,882
                 Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
                 (Pre-refunded to 10/01/14) - FSA Insured

                Nassau County, New York, General Obligation Improvement
                Bonds, Series 2000E:
        1,400    6.000%, 3/01/17 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA          1,622,180
          740    6.000%, 3/01/19 (Pre-refunded to 3/01/10) - FSA Insured              3/10 at 100.00         AAA            857,438

        2,500   Nassau County Interim Finance Authority, New York, Sales             11/10 at 100.00         AAA          2,892,575
                 Tax Secured Revenue Bonds, Series 2000A,
                 5.750%, 11/15/16 (Pre-refunded to 11/15/10) -
                 MBIA Insured

        1,110   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          1,195,459
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 1996B, 5.750%, 6/15/26 (Pre-refunded to
                 6/15/06) - MBIA Insured

        1,000   New York State Dormitory Authority, Lease Revenue Bonds,              7/09 at 101.00         AAA          1,138,870
                 State University Dormitory Facilities, Series 1999C,
                 5.500%, 7/01/29 (Pre-refunded to 7/01/09) - MBIA Insured

        1,750   New York State Dormitory Authority, Revenue Bonds,                    8/10 at 100.00         AAA          2,022,143
                 Mental Health Services Facilities Improvements, Series 2000D,
                 5.875%, 8/15/18 (Pre-refunded to 8/15/10) - FSA Insured

                Rye City School District, Westchester County, New York,
                General Obligation Bonds, Series 1999:
          130    5.600%, 8/15/17 (Pre-refunded to 8/15/08)                            8/08 at 101.00         Aaa            147,216
          140    5.600%, 8/15/18 (Pre-refunded to 8/15/08)                            8/08 at 101.00         Aaa            158,540
          140    5.600%, 8/15/19 (Pre-refunded to 8/15/08)                            8/08 at 101.00         Aaa            158,540

        3,000   Triborough Bridge and Tunnel Authority, New York,                     1/22 at 100.00      AA-***          3,381,690
                 General Purpose Revenue Bonds, Series 1997A,
                 5.250%, 1/01/28 (Pre-refunded to 1/01/22)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.6%

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
        4,800    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          5,098,896
        4,575    5.250%, 12/01/26 - MBIA Insured                                      6/08 at 101.00         AAA          4,811,985

        2,000   Long Island Power Authority, New York, Electric System                9/13 at 100.00         AAA          2,190,360
                 General Revenue Bonds, Series 2003C, 5.000%, 9/01/15 -
                 CIFG Insured

        2,000   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          2,074,540
                 Series 2000A, 5.250%, 11/15/30

        1,175   Suffolk County Industrial Development Agency, New York,                 No Opt. Call         N/R          1,217,723
                 Revenue Bonds, Nissequogue Cogeneration Partners
                 Facility, Series 1998, 4.875%, 1/01/08 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.7%

        2,000   New York City Municipal Water Finance Authority, New York,            6/10 at 101.00         AA+          2,140,720
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2001A, 5.500%, 6/15/33

        3,890   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA          4,156,271
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 1996B, 5.750%, 6/15/26 - MBIA Insured

        1,130   New York City Municipal Water Finance Authority, New York,            6/12 at 100.00         AA+          1,239,587
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2003A, 5.375%, 6/15/19

        1,955   New York State Environmental Facilities Corporation,                 11/12 at 100.00         AAA          2,160,838
                 State Clean Water and Drinking Water Revolving Funds
                 Revenue Bonds, Pooled Loan Issue, Series 2002F,
                 5.250%, 11/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     196,695   Total Long-Term Investments (cost $196,036,829) - 144.7%                                                210,623,634
=============-----------------------------------------------------------------------------------------------------------------------


                                       33


                            Nuveen New York Dividend Advantage Municipal Fund (NAN) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)  DESCRIPTION(1)                                                                          RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%

$         250   New York City, New York, General Obligation Bonds, Variable                                 A-1+     $      250,000
                 Rate Demand Obligations, Series 2002A-7,
                 1.620%, 11/01/24 - AMBAC Insured+

          250   Puerto Rico Government Development Bank, Adjustable                                          A-1            250,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.590%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         500   Total Short-Term Investments (cost $500,000)                                                                500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $196,536,829) - 145.0%                                                          211,123,634
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      3,468,145
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.4)%                                                        (69,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  145,591,779
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
                            Portfolio of
                                    INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2%

$         525   New York Counties Tobacco Trust II, Tobacco Settlement                6/11 at 101.00         BBB     $      487,757
                 Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

          500   New York Counties Tobacco Trust III, Tobacco Settlement               6/13 at 100.00         BBB            479,320
                 Pass-Through Bonds, Series 2003, 5.750%, 6/01/33

          265   Rensselaer Tobacco Asset Securitization Corporation,                  6/12 at 100.00         BBB            243,909
                 New York, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001A, 5.200%, 6/01/25

        5,000   TSASC Inc., New York, Tobacco Flexible Amortization                   7/09 at 101.00         BBB          5,058,600
                 Bonds, Series 1999-1, 6.250%, 7/15/27

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.9%

        2,750   Albany Industrial Development Agency, New York, Revenue               7/11 at 101.00         Aaa          2,914,120
                 Bonds, St. Rose College Project, Series 2001A,
                 5.375%, 7/01/31 - AMBAC Insured

        1,975   Amherst Industrial Development Agency, New York,                      8/11 at 102.00         AAA          2,071,321
                 Revenue Bonds, UBF Faculty/Student Housing Corporation,
                 University of Buffalo Village Green Project, Series 2001A,
                 5.250%, 8/01/31 - AMBAC Insured

        2,190   Monroe County Industrial Development Agency, New York,                6/11 at 102.00          AA          2,285,112
                 Civic Facility Revenue Bonds, St. John Fisher College,
                 Series 2001, 5.250%, 6/01/26 - RAAI Insured

        1,100   New York City Industrial Development Agency, New York,                2/11 at 100.00          A-          1,138,533
                 Civic Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

        1,000   New York State Dormitory Authority, Lease Revenue Bonds,                No Opt. Call         AAA          1,116,120
                 State University Dormitory Facilities, Series 2003B,
                 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured

        2,000   New York State Dormitory Authority, Insured Revenue Bonds,            7/08 at 101.00         AAA          2,103,620
                 New York Medical College, Series 1998, 5.000%, 7/01/21 -
                 MBIA Insured

        1,265   New York State Dormitory Authority, Third General Resolution          7/08 at 102.00         AAA          1,331,969
                 Consolidated Revenue Bonds, City University System,
                 Series 1998-1, 5.250%, 7/01/25 - FGIC Insured

        1,000   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00         AAA          1,049,160
                 Canisius College, Series 2000, 5.250%, 7/01/30 -
                 MBIA Insured

          900   Utica Industrial Development Agency, New York, Revenue                6/09 at 101.00         N/R            958,167
                 Bonds, Utica College, Series 2004A, 6.875%, 12/01/34

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.2%

          845   Nassau County Industrial Development Agency, New York,                  No Opt. Call          A3            931,046
                 Revenue Refunding Bonds, North Shore  Health System
                 Obligated Group, Series 2001B, 5.875%, 11/01/11

          850   New York City Health and Hospitals Corporation, New York,             2/09 at 101.00          A3            876,979
                 Health System Revenue Bonds, Series 1999A,
                 5.250%, 2/15/17

          500   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            536,540
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/22 - AMBAC Insured

          500   New York City Industrial Development Agency, New York,                7/12 at 101.00         Ba3            474,055
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2002C, 6.450%, 7/01/32

          500   New York City Industrial Development Agency, New York,                7/12 at 100.00         Ba3            469,820
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital, Series 2001B, 6.375%, 7/01/31

          220   New York State Dormitory Authority, Revenue Bonds,                    7/06 at 102.00         Ba3            220,121
                 Nyack Hospital, Series 1996, 6.000%, 7/01/06

        1,500   New York State Dormitory Authority, FHA-Insured Mortgage              2/08 at 102.00         AAA          1,561,920
                 Revenue Refunding Bonds, United Health Services,
                 Series 1997, 5.375%, 8/01/27 - AMBAC Insured

          500   New York State Dormitory Authority, Insured Revenue                   7/07 at 102.00          AA            545,955
                 Bonds, Franciscan Health Partnership Obligated Group -
                 Frances Shervier Home and Hospital, Series 1997,
                 5.500%, 7/01/17 - RAAI Insured

        1,245   New York State Dormitory Authority, Revenue Bonds,                    8/14 at 100.00         AAA          1,396,243
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured


                                       35


                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$         500   New York State Dormitory Authority, Revenue Bonds,                    7/13 at 100.00        Baa1     $      508,640
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

        3,000   New York State Dormitory Authority, FHA-Insured Mortgage              8/09 at 101.00         AAA          3,143,070
                 Hospital Revenue Bonds, Montefiore Medical Center,
                 Series 1999, 5.500%, 8/01/38 - AMBAC Insured

        2,505   New York State Dormitory Authority, FHA-Insured Mortgage              8/09 at 101.00         AAA          2,801,567
                 Revenue Bonds, New York Hospital Medical Center of
                 Queens, Series 1999, 5.550%, 8/15/29 - AMBAC Insured

          500   New York State Dormitory Authority, Revenue Bonds,                    7/11 at 101.00          A3            516,025
                 Lenox Hill Hospital Obligated Group, Series 2001,
                 5.500%, 7/01/30

        1,250   New York State Dormitory Authority, Revenue Bonds,                    2/05 at 100.00        BBB-          1,254,513
                 Mount Sinai NYU Health Obligated Group,
                 Series 2002C, 6.000%, 7/01/26

                Suffolk County Industrial Development Agency, New York,
                Revenue Bonds, Huntington Hospital, Series 2002C:
          425    6.000%, 11/01/22                                                    11/12 at 100.00        Baa1            449,922
          610    5.875%, 11/01/32                                                    11/12 at 100.00        Baa1            629,032

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.9%

        3,930   New York City Housing Development Corporation, New York,              5/11 at 101.00          AA          4,169,337
                 Multifamily Housing Revenue Bonds, Series 2001B,
                 5.250%, 11/01/16

        1,000   New York City Housing Development Corporation, New York,             11/11 at 100.00          AA          1,021,000
                 Multifamily Housing Revenue Bonds, Series 2001C-2,
                 5.400%, 11/01/33 (Alternative Minimum Tax)

                New York City Housing Development Corporation, New York,
                Multifamily Housing Revenue Bonds, Series 2002A:
          455    5.375%, 11/01/23 (Alternative Minimum Tax)                           5/12 at 100.00          AA            473,505
          225    5.500%, 11/01/34 (Alternative Minimum Tax)                           5/12 at 100.00          AA            231,233

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.0%

        1,950   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         Aa1          2,049,801
                 Revenue Bonds, Series 82, 5.650%, 4/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.8%

          525   New York City Industrial Development Agency, New York,                7/11 at 101.00         N/R            547,916
                 Civic Facility Revenue Bonds, Special Needs Facilities
                 Pooled Program, Series 2001A-1, 7.250%, 7/01/16

        2,150   New York State Dormitory Authority, Insured Revenue                   7/11 at 102.00         AAA          2,248,298
                 Bonds, Rehabilitation Association Pooled Loan Program 1,
                 Series 2001A, 5.000%, 7/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.2%

        1,775   Bath Central School District, Steuben County, New York,               6/12 at 100.00         AAA          1,773,988
                 General Obligation Bonds, Series 2002, 4.000%, 6/15/18 -
                 FGIC Insured

        5,000   Nassau County, New York, General Obligation Improvement               6/09 at 102.00         AAA          5,556,650
                 Bonds, Series 1999B, 5.250%, 6/01/22 - AMBAC Insured

        4,000   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 101.00         AAA          4,250,680
                 Series 1998H, 5.375%, 8/01/27 - MBIA Insured

          825   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A            912,021
                 Fiscal Series 2004B, 5.250%, 8/01/15

          750   New York City, New York, General Obligation Bonds,                    8/14 at 100.00           A            824,865
                 Fiscal Series 2004C, 5.250%, 8/15/16

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.9%

        1,000   Battery Park City Authority, New York, Senior Revenue                11/13 at 100.00         AAA          1,092,420
                 Bonds, Series 2003A, 5.250%, 11/01/21

        1,000   Metropolitan Transportation Authority, New York, State                  No Opt. Call         AA-          1,162,330
                 Service Contract Refunding Bonds, Series 2002A,
                 5.750%, 1/01/17

        1,750   Metropolitan Transportation Authority, New York, Dedicated           11/12 at 100.00         AAA          1,863,400
                 Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 -
                 FSA Insured

          560   Monroe Newpower Corporation, New York, Power Facilities               1/13 at 102.00         BBB            576,313
                 Revenue Bonds, Series 2003, 5.500%, 1/01/34

        1,000   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AA+          1,043,920
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   New York State Environmental Facilities Corporation,                  3/14 at 100.00         AA-     $    1,055,900
                 Infrastructure Revenue Bonds, Series 2003A,
                 5.000%, 3/15/21

                New York State Municipal Bond Bank Agency, Buffalo, Special
                Program Revenue Bonds, Series 2001A:
        1,070    5.250%, 5/15/23 - AMBAC Insured                                      5/11 at 100.00         AAA          1,139,614
        1,125    5.250%, 5/15/24 - AMBAC Insured                                      5/11 at 100.00         AAA          1,188,709

                New York State Dormitory Authority, Service Contract Bonds,
                Child Care Facilities Development Program, Series 2002:
        1,905    5.375%, 4/01/17                                                      4/12 at 100.00         AA-          2,075,269
        1,000    5.375%, 4/01/19                                                      4/12 at 100.00         AA-          1,083,310

          400   New York State Dormitory Authority, Revenue Bonds,                    3/13 at 100.00          AA            435,388
                 State Personal Income Tax, Series 2003A, 5.375%, 3/15/22

        2,500   New York State Urban Development Corporation, State                   3/12 at 100.00          AA          2,574,850
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002A, 5.125%, 3/15/27

        2,100   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AAA          2,253,195
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 -
                 AMBAC Insured

        1,000   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-          1,090,170
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

                United Nations Development Corporation, New York, Senior
                Lien Revenue Bonds, Series 2004A:
          250    5.250%, 7/01/23                                                      1/08 at 100.00          A3            265,580
          250    5.250%, 7/01/24                                                      1/08 at 100.00          A3            263,445

        2,250   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00        BBB-          2,316,645
                 Refunding Bonds, Matching Fund Loan Notes, Series 1998A,
                 5.500%, 10/01/22

        1,500   Yonkers Industrial Development Agency, New York, Revenue              2/11 at 100.00        BBB-          1,636,740
                 Bonds, Community Development Properties - Yonkers Inc.
                 Project, Series 2001A, 6.250%, 2/01/16

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 14.9%

                Albany Parking Authority, New York, Revenue Bonds,
                Series 2001A:
        2,000    5.625%, 7/15/20                                                      7/11 at 101.00        BBB+          2,149,300
        1,500    5.625%, 7/15/25                                                      7/11 at 101.00        BBB+          1,584,030

        1,000   New York City Industrial Development Agency, New York,               12/12 at 101.00         Ba2            993,420
                 Special Facilities Revenue Bonds, British Airways PLC,
                 Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)

        1,000   New York City Industrial Development Agency, New York,                8/12 at 101.00         CCC            756,960
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

        3,400   Niagara Frontier Airport Authority, New York, Airport                 4/09 at 101.00         AAA          3,641,842
                 Revenue Bonds, Buffalo Niagara International Airport,
                 Series 1999A, 5.625%, 4/01/29 (Alternative Minimum
                 Tax) - MBIA Insured

        2,195   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          2,318,491
                 Bonds, One Hundred Twentieth Series 2000,
                 5.500%, 10/15/35 (Alternative Minimum Tax) -
                 MBIA Insured

        2,500   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         AA-          2,637,225
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/21

          780   Triborough Bridge and Tunnel Authority, New York,                       No Opt. Call         AAA            915,470
                 Subordinate Lien General Purpose Revenue Refunding
                 Bonds, Series 2002E, 5.500%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED*** - 18.5%

        2,750   Metropolitan Transportation Authority, New York, Dedicated           10/14 at 100.00         AAA          3,096,830
                 Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29
                 (Pre-refunded to 10/01/14) - FSA Insured

        1,670   Nassau County Interim Finance Authority, New York,                   11/10 at 100.00         AAA          1,897,354
                 Sales Tax Secured Revenue Bonds, Series 2000A,
                 5.375%, 11/15/17 (Pre-refunded to 11/15/10) -
                 MBIA Insured

        5,000   New York State Dormitory Authority, Third General Resolution          1/08 at 102.00         AAA          5,592,850
                 Consolidated Revenue Bonds, City University System,
                 Series 1997-1, 5.375%, 7/01/24 (Pre-refunded to
                 1/01/08) - FSA Insured

        4,205   New York State Urban Development Corporation,                         1/11 at 100.00         AAA          4,689,248
                 Correctional Facilities Service Contract Revenue Bonds,
                 Series 2000C, 5.125%, 1/01/21 (Pre-refunded to
                 1/01/11) - FSA Insured

        3,000   Triborough Bridge and Tunnel Authority, New York,                     1/11 at 100.00         AAA          3,358,170
                 General Purpose Revenue Bonds, Series 1996B,
                 5.200%, 1/01/22 (Pre-refunded to 1/01/11)


                                       37


                            Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (continued)
                                 Portfolio of INVESTMENTS September 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                          PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.0%

$       5,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA     $    5,259,000
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 AMBAC Insured

        1,500   Long Island Power Authority, New York, Electric System                5/11 at 100.00          A-          1,554,570
                 General Revenue Bonds, Series 2000L, 5.375%, 5/01/33

        1,500   Long Island Power Authority, New York, Electric System                9/13 at 100.00         AAA          1,642,770
                 General Revenue Bonds, Series 2003C, 5.000%, 9/01/15 -
                 CIFG Insured

        2,000   New York City Industrial Development Agency, New York,               10/08 at 102.00        BBB-          1,837,860
                 Revenue Bonds, Brooklyn Navy Yard Cogeneration
                 Partners LP, Series 1997, 5.750%, 10/01/36 (Alternative
                 Minimum Tax)

        2,000   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          2,063,000
                 Series 2000A, 5.250%, 11/15/40

          450   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1            486,207
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Alternative Minimum Tax) (Mandatory
                 put 11/15/12)

        2,000   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa1          2,137,260
                 Solid Waste Disposal Facility Revenue Refunding Bonds,
                 American Ref-Fuel Company of Niagara LP, Series 2001D,
                 5.550%, 11/15/24 (Mandatory put 11/15/15)

                Suffolk County Industrial Development Agency, New York, Revenue
                Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
        1,250    5.300%, 1/01/13 (Alternative Minimum Tax)                            1/09 at 101.00         N/R          1,217,325
        2,000    5.500%, 1/01/23 (Alternative Minimum Tax)                            1/09 at 101.00         N/R          1,905,760

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.6%

        6,000   New York City Municipal Water Finance Authority,                      6/10 at 101.00         AA+          6,422,160
                 New York, Water and Sewerage System Revenue
                 Bonds, Fiscal Series 2001A, 5.500%, 6/15/33

        1,000   New York City Municipal Water Finance Authority,                      6/11 at 101.00         AA+          1,107,850
                 New York, Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2001D, 5.500%, 6/15/17

        1,000   New York State Environmental Facilities Corporation,                 11/12 at 100.00         AAA          1,105,287
                 State Clean Water and Drinking Water Revolving Funds
                 Revenue Bonds, Pooled Loan Issue, Series 2002F,
                 5.250%, 11/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     136,865   Total Long-Term Investments (cost $137,693,138) - 144.1%                                                145,099,887
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      2,606,462
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (46.7)%                                                        (47,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  100,706,349
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES September 30, 2004
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $139,943,165,
   $341,118,012, $196,536,829
   and $137,693,138, respectively)                                 $148,999,919     $365,734,340      $211,123,634     $145,099,887
Cash                                                                    285,049           96,651           359,357          322,728
Receivables:
   Interest                                                           2,147,374        5,409,819         3,048,856        2,201,566
   Investments sold                                                          --          455,033           205,193          145,137
Other assets                                                              3,720           37,272            11,424            7,784
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  151,436,062      371,733,115       214,748,464      147,777,102
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
   Management fees                                                       69,304          192,397            68,484           41,485
   Other                                                                 52,695           91,429            77,918           27,388
Preferred share dividends payable                                           N/A           10,326            10,283            1,880
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                 121,999          294,152           156,685           70,753
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                      N/A      124,300,000        69,000,000       47,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $151,314,063     $247,138,963      $145,591,779     $100,706,349
====================================================================================================================================
Common shares outstanding                                            15,120,364       14,977,135         9,195,882        6,457,000
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      10.01     $      16.50      $      15.83     $      15.60
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    151,204     $    149,771      $     91,959     $     64,570
Paid-in surplus                                                     144,257,104      218,126,392       130,543,969       91,654,244
Undistributed (Over-distribution of) net investment income              (79,491)       2,987,290         1,857,724        1,155,577
Accumulated net realized gain (loss) from investments                (2,071,508)       1,259,182        (1,488,678)         425,209
Net unrealized appreciation of investments                            9,056,754       24,616,328        14,586,805        7,406,749
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $151,314,063     $247,138,963      $145,591,779     $100,706,349
====================================================================================================================================
Authorized shares:
   Common                                                           250,000,000      200,000,000        Unlimited         Unlimited
   Preferred                                                                N/A        1,000,000        Unlimited         Unlimited
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended September 30, 2004
                                                                                        NEW YORK          NEW YORK         NEW YORK
                                                                       NEW YORK      PERFORMANCE          DIVIDEND         DIVIDEND
                                                                          VALUE             PLUS         ADVANTAGE      ADVANTAGE 2
                                                                          (NNY)            (NNP)             (NAN)            (NXK)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $7,876,886      $19,090,250       $10,848,953       $7,332,588
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         849,063        2,351,607         1,369,781          948,674
Preferred shares - auction fees                                             N/A          311,601           172,972          117,823
Preferred shares - dividend disbursing agent fees                           N/A           40,110            10,028           10,028
Shareholders' servicing agent fees and expenses                          49,761           48,805             4,498            1,442
Custodian's fees and expenses                                            39,815           82,662            48,354           34,505
Directors'/Trustees' fees and expenses                                    4,391           10,638             4,671            4,226
Professional fees                                                        71,002           22,170            18,885           15,088
Shareholders' reports - printing and mailing expenses                    34,839           25,294            12,714            9,742
Stock exchange listing fees                                              12,089           12,089            10,981              561
Investor relations expense                                               14,356           32,821            18,638           13,338
Other expenses                                                            9,403           29,199            13,462           13,566
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                          1,084,719        2,966,996         1,684,984        1,168,993
   Custodian fee credit                                                  (6,499)         (11,471)           (6,925)          (9,130)
   Expense reimbursement                                                     --               --          (620,285)        (439,653)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,078,220        2,955,525         1,057,774          720,210
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 6,798,666       16,134,725         9,791,179        6,612,378
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                      132,488        1,824,681           668,102          445,277
Change in net unrealized appreciation (depreciation)
   of investments                                                       466,990        1,127,468           788,470          840,985
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                               599,478        2,952,149         1,456,572        1,286,262
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                  N/A         (886,866)         (594,153)        (401,396)
From accumulated net realized gains from investments                        N/A         (186,069)               --          (19,972)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred shareholders                      N/A       (1,072,935)         (594,153)        (421,368)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                                            $7,398,144      $18,013,939       $10,653,598       $7,477,272
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                          NEW YORK VALUE (NNY)       NEW YORK PERFORMANCE PLUS (NNP)
                                                                    -----------------------------    -------------------------------
                                                                     YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                        9/30/04           9/30/03          9/30/04          9/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  6,798,666      $  6,582,970     $ 16,134,725     $ 16,469,393
Net realized gain (loss) from investments                               132,488        (1,469,045)       1,824,681        4,720,522
Change in net unrealized appreciation
   (depreciation) of investments                                        466,990        (1,291,042)       1,127,468       (9,861,815)
Distributions to Preferred Shareholders:
   From net investment income                                               N/A               N/A         (886,866)        (848,395)
   From accumulated net realized gains from investments                     N/A               N/A         (186,069)        (366,125)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                      7,398,144         3,822,883       18,013,939       10,113,580
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (6,501,758)       (6,985,610)     (15,189,215)     (14,769,213)
From accumulated net realized gains from investments                         --                --       (3,791,706)      (3,458,002)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (6,501,758)       (6,985,610)     (18,980,921)    (18,227,215)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                         --                --          329,405               --
Net proceeds from sale of Preferred shares                                  N/A               N/A               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common Shares
   from capital share transactions                                           --                --          329,405               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                          896,386        (3,162,727)        (637,577)      (8,113,635)
Net assets applicable to Common
   shares at the beginning of year                                  150,417,677       153,580,404      247,776,540      255,890,175
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $151,314,063      $150,417,677     $247,138,963     $247,776,540
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                       $    (79,491)     $   (371,094)    $  2,987,290     $  2,945,242
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                Statement of
                    CHANGES IN NET ASSETS (continued)
                                                                               NEW YORK                          NEW YORK
                                                                       DIVIDEND ADVANTAGE (NAN)          DIVIDEND ADVANTAGE 2 (NXK)
                                                                    -----------------------------      -----------------------------
                                                                     YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                        9/30/04           9/30/03          9/30/04          9/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 9,791,179       $ 9,858,314      $ 6,612,378      $ 6,717,037
Net realized gain (loss) from investments                               668,102            91,826          445,277          332,133
Change in net unrealized appreciation
   (depreciation) of investments                                        788,470        (2,353,756)         840,985       (1,502,389)
Distributions to Preferred Shareholders:
   From net investment income                                          (594,153)         (666,154)        (401,396)        (423,000)
   From accumulated net realized gains from investments                      --                --          (19,972)         (47,699)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                                     10,653,598         6,930,230        7,477,272        5,076,082
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (9,100,079)       (8,692,896)      (6,159,904)      (5,883,129)
From accumulated net realized gains from investments                         --               --          (312,224)        (413,137)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (9,100,079)       (8,692,896)      (6,472,128)      (6,296,266)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                    152,416            49,603               --               --
Net proceeds from sale of Preferred shares                                   --                --               --           35,208
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common Shares
   from capital share transactions                                      152,416            49,603               --           35,208
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        1,705,935        (1,713,063)       1,005,144       (1,184,976)
Net assets applicable to Common
   shares at the beginning of year                                  143,885,844       145,598,907       99,701,205      100,886,181
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                       $145,591,779      $143,885,844     $100,706,349     $ 99,701,205
====================================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                                       $  1,857,724      $  1,769,237     $  1,155,577     $  1,106,163
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The New York Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK). All of the Funds' Common shares trade on the New York Stock Exchange, with the exception of New York Dividend Advantage 2's
(NXK) Common shares which trade on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2004, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

New York Value (NNY) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                NEW YORK    NEW YORK    NEW YORK
                                             PERFORMANCE    DIVIDEND    DIVIDEND
                                                    PLUS   ADVANTAGE ADVANTAGE 2
                                                   (NNP)       (NAN)       (NXK)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                        1,600          --          --
   Series T                                          800          --          --
   Series W                                        2,000          --       1,880
   Series TH                                          --          --          --
   Series F                                          572       2,760          --
--------------------------------------------------------------------------------
Total                                              4,972       2,760       1,880
================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                                                          NEW YORK
                                                            NEW YORK VALUE (NNY)   PERFORMANCE PLUS (NNP)
                                                            --------------------   ----------------------
                                                               YEAR         YEAR        YEAR        YEAR
                                                              ENDED        ENDED       ENDED       ENDED
                                                            9/30/04      9/30/03     9/30/04     9/30/03
--------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                          --           --      19,528          --
========================================================================================================
                                                                    NEW YORK               NEW YORK
                                                                    DIVIDEND               DIVIDEND
                                                                ADVANTAGE (NAN)        ADVANTAGE 2 (NXK)
                                                            --------------------     -------------------
                                                               YEAR         YEAR        YEAR        YEAR
                                                              ENDED        ENDED       ENDED       ENDED
                                                            9/30/04      9/30/03     9/30/04     9/30/03
--------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                       9,362        3,056          --          --
========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended September 30, 2004, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                             VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                             (NNY)        (NNP)        (NAN)        (NXK)
---------------------------------------------------------------------------------------------------------
Purchases                                              $13,888,500  $19,752,324  $18,594,860  $11,885,275
Sales and maturities                                    15,881,185   25,029,838   17,795,242   10,432,982
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At September 30, 2004, the cost of investments was as follows:

                                                                     NEW YORK      NEW YORK      NEW YORK
                                                       NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                          VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                          (NNY)         (NNP)         (NAN)         (NXK)
---------------------------------------------------------------------------------------------------------
Cost of investments                                $139,739,834  $340,862,173  $196,430,033  $137,645,013
=========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2004, were as follows:

                                                                     NEW YORK      NEW YORK      NEW YORK
                                                       NEW YORK   PERFORMANCE      DIVIDEND      DIVIDEND
                                                          VALUE          PLUS     ADVANTAGE   ADVANTAGE 2
                                                          (NNY)         (NNP)         (NAN)         (NXK)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                      $9,909,674   $26,625,396   $15,121,319    $7,859,142
   Depreciation                                        (649,589)   (1,753,229)     (427,718)     (404,268)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments           $9,260,085   $24,872,167   $14,693,601    $7,454,874
=========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The tax components of undistributed net investment income and net realized gains at September 30, 2004, were as follows:

                                                                       NEW YORK     NEW YORK     NEW YORK
                                                          NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                             VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                                             (NNY)        (NNP)        (NAN)        (NXK)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                       $236,222   $3,973,275   $2,519,873   $1,619,234
Undistributed net ordinary income *                         17,730       34,069           --        3,548
Undistributed net long-term capital gains                       --    1,259,182           --      425,090
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended September 30, 2004 and September 30, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                        NEW YORK     NEW YORK     NEW YORK
                                                           NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                              VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
2004                                                          (NNY)        (NNP)        (NAN)        (NXK)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $6,531,999  $16,052,941   $9,686,993   $6,562,486
Distributions from net ordinary income *                         --       11,164           --        5,285
Distributions from net long-term capital gains                   --    3,977,775           --      328,604
==========================================================================================================

                                                                        NEW YORK     NEW YORK     NEW YORK
                                                           NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                                              VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
2003                                                          (NNY)        (NNP)        (NAN)        (NXK)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $7,004,717  $15,549,877   $9,286,554   $6,256,867
Distributions from net ordinary income *                      3,573       31,448           --       55,261
Distributions from net long-term capital gains                   --    3,824,127           --      410,071
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At September 30, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                        NEW YORK
                                                           NEW YORK     DIVIDEND
                                                              VALUE    ADVANTAGE
                                                              (NNY)        (NAN)
--------------------------------------------------------------------------------
Expiration year:
   2008                                                  $  379,371   $       --
   2009                                                     120,870    1,488,678
   2010                                                          --           --
   2011                                                          --           --
   2012                                                   1,535,630           --
--------------------------------------------------------------------------------
Total                                                    $2,035,871   $1,488,678
================================================================================

New York Value (NNY) elected to defer net realized losses from investments incurred from November 1, 2003 through September 30, 2004 ("post-October") losses in accordance with Federal income tax regulations. Post-October losses of $35,637 were treated as having arisen on the first day of the following fiscal year.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

As approved by the Board of Directors/Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. and its affiliates. This fee structure separates each fund's management fee into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .007% as of October 31, 2004.

Effective August 1, 2004, New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds (excluding New York Value (NNY)) is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS   NEW YORK PERFORMANCE PLUS (NNP)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS (INCLUDING            NEW YORK DIVIDEND ADVANTAGE (NAN)
NET ASSETS ATTRIBUTABLE                      NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
TO PREFERRED SHARES)                                         FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

New York Value (NNY) paid through July 31, 2004, an annual management fee, payable monthly, of .35% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Each Fund (excluding New York Value (NNY)) paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                            NEW YORK PERFORMANCE PLUS (NNP)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

AVERAGE DAILY NET ASSETS                       NEW YORK DIVIDEND ADVANTAGE (NAN)
(INCLUDING NET ASSETS                        NEW YORK DIVIDEND ADVANTAGE 2 (NXK)
ATTRIBUTABLE TO PREFERRED SHARES)                            MANAGEMENT FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of New York Dividend Advantage's (NAN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
--------------------------------------------------------------------------------
1999*                     .30%                      2005                    .25%
2000                      .30                       2006                    .20
2001                      .30                       2007                    .15
2002                      .30                       2008                    .10
2003                      .30                       2009                    .05
2004                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage (NAN) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of New York Dividend Advantage 2's (NXK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                     .30%                      2007                    .25%
2002                      .30                       2008                    .20
2003                      .30                       2009                    .15
2004                      .30                       2010                    .10
2005                      .30                       2011                    .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New York Dividend Advantage 2 (NXK) for any portion of its fees and expenses beyond March 31, 2011.

Notes to
    FINANCIAL STATEMENTS (continued)



6. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on November 1, 2004, to shareholders of record on October 15, 2004, as follows:

                                              NEW YORK     NEW YORK     NEW YORK
                                 NEW YORK  PERFORMANCE     DIVIDEND     DIVIDEND
                                    VALUE         PLUS    ADVANTAGE  ADVANTAGE 2
                                    (NNY)        (NNP)        (NAN)        (NXK)
--------------------------------------------------------------------------------
Dividend per share                 $.0355       $.0845       $.0825       $.0795
================================================================================

Financial
       HIGHLIGHTS

                                Financial
                                       HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                      INVESTMENT OPERATIONS                                LESS DISTRIBUTIONS
                                  ----------------------------------------------------------------  -------------------------------
                                                            DISTRIBUTIONS   DISTRIBUTIONS
                                                                 FROM NET            FROM             FROM NET
                      BEGINNING                       NET      INVESTMENT         CAPITAL           INVESTMENT    CAPITAL
                         COMMON                 REALIZED/       INCOME TO        GAINS TO            INCOME TO   GAINS TO
                          SHARE          NET   UNREALIZED       PREFERRED       PREFERRED               COMMON     COMMON
                      NET ASSET   INVESTMENT   INVESTMENT          SHARE-          SHARE-               SHARE-     SHARE-
                          VALUE       INCOME   GAIN (LOSS)        HOLDERS+        HOLDERS+   TOTAL     HOLDERS    HOLDERS     TOTAL
====================================================================================================================================
NEW YORK VALUE (NNY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                     $ 9.95        $ .45       $  .04             N/A             N/A    $ .49      $ (.43)     $  --    $ (.43)
2003                      10.16          .44         (.19)            N/A             N/A      .25        (.46)        --      (.46)
2002                       9.86          .47          .32             N/A             N/A      .79        (.49)        --      (.49)
2001                       9.51          .50          .36             N/A             N/A      .86        (.51)        --      (.51)
2000                       9.53          .52         (.03)            N/A             N/A      .49        (.51)        --      (.51)

NEW YORK
PERFORMANCE PLUS (NNP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                      16.57         1.08          .18            (.06)           (.01)    1.19       (1.01)      (.25)    (1.26)
2003                      17.11         1.10         (.34)           (.06)           (.02)     .68        (.99)      (.23)    (1.22)
2002                      15.95         1.13         1.07            (.11)             --     2.09        (.93)        --      (.93)
2001                      14.67         1.16         1.26            (.26)             --     2.16        (.88)        --      (.88)
2000                      14.65         1.23          .12            (.30)           (.02)    1.03        (.95)      (.06)    (1.01)

NEW YORK DIVIDEND
ADVANTAGE (NAN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                      15.66         1.06          .16            (.06)             --     1.16        (.99)        --      (.99)
2003                      15.85         1.07         (.24)           (.07)             --      .76        (.95)        --      (.95)
2002                      14.86         1.07          .89            (.11)             --     1.85        (.86)        --      (.86)
2001                      13.42         1.08         1.40            (.24)             --     2.24        (.80)        --      (.80)
2000                      13.27         1.08          .18            (.29)             --      .97        (.82)        --      (.82)

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                      15.44         1.02          .20             (.06)            --     1.16        (.95)      (.05)    (1.00)
2003                      15.62         1.04         (.18)            (.07)          (.01)     .78        (.91)      (.06)     (.97)
2002                      14.55         1.04          .99             (.11)            --     1.92        (.85)        --      (.85)
2001(a)                   14.33          .44          .33             (.07)            --      .70        (.35)        --      (.35)
====================================================================================================================================
                                                                     TOTAL RETURNS
                                                                 --------------------
                                                                              BASED
                             OFFERING                                            ON
                            COSTS AND       ENDING                           COMMON
                            PREFERRED       COMMON                BASED       SHARE
                                SHARE        SHARE     ENDING        ON         NET
                         UNDERWRITING    NET ASSET     MARKET    MARKET       ASSET
                            DISCOUNTS        VALUE      VALUE     VALUE**     VALUE**
=====================================================================================
NEW YORK VALUE (NNY)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                             $ --       $10.01   $ 9.1500      5.29%       5.04%
2003                               --         9.95     9.1100      1.65        2.59
2002                               --        10.16     9.4200      4.55        8.26
2001                               --         9.86     9.4900     14.66        9.23
2000                               --         9.51     8.7500      6.17        5.29

NEW YORK
PERFORMANCE PLUS (NNP)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                               --        16.50    15.6600      8.19        7.55
2003                               --        16.57    15.6600      1.88        4.25
2002                               --        17.11    16.6000     14.44       13.65
2001                               --        15.95    15.3900     15.56       15.01
2000                               --        14.67    14.1250      (.71)       7.45

NEW YORK DIVIDEND
ADVANTAGE (NAN)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                               --        15.83    15.0100      6.13        7.68
2003                               --        15.66    15.0900      3.86        5.04
2002                               --        15.85    15.4700     13.57       12.95
2001                               --        14.86    14.4400     24.06       16.98
2000                               --        13.42    12.3125     (8.62)       7.82

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
-------------------------------------------------------------------------------------
Year Ended 9/30:
2004                               --        15.60    14.8200      9.02        7.80
2003                              .01        15.44    14.5500      5.35        5.39
2002                               --        15.62    14.7800      8.48       13.67
2001(a)                          (.13)       14.55    14.4600     (1.29)       4.02
=====================================================================================
                                                            RATIOS/SUPPLEMENTAL DATA
                             ---------------------------------------------------------------------------------------------
                                             BEFORE CREDIT/REIMBURSEMENT       AFTER CREDIT/REIMBURSEMENT***
                                            -----------------------------     -------------------------------
                                                           RATIO OF NET                      RATIO OF NET
                                              RATIO OF       INVESTMENT         RATIO OF       INVESTMENT
                                  ENDING      EXPENSES        INCOME TO         EXPENSES        INCOME TO
                                     NET    TO AVERAGE          AVERAGE       TO AVERAGE          AVERAGE
                                  ASSETS    NET ASSETS       NET ASSETS       NET ASSETS       NET ASSETS
                              APPLICABLE    APPLICABLE       APPLICABLE       APPLICABLE       APPLICABLE       PORTFOLIO
                               TO COMMON     TO COMMON        TO COMMON        TO COMMON        TO COMMON        TURNOVER
                             SHARES (000)       SHARES++         SHARES++         SHARES++         SHARES++          RATE
==========================================================================================================================
NEW YORK VALUE (NNY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                            $151,314           .72%            4.52%             .72%            4.52%              9%
2003                             150,418           .88             4.37              .87             4.38              10
2002                             153,580           .79             4.76              .78             4.76              11
2001                             149,138           .76             5.13              .74             5.15              23
2000                             143,843           .74             5.52              .73             5.53              33

NEW YORK
PERFORMANCE PLUS (NNP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                             247,139          1.21             6.58             1.21             6.59               5
2003                             247,777          1.22             6.67             1.21             6.67              14
2002                             255,890          1.24             7.08             1.23             7.09              19
2001                             238,599          1.29             7.47             1.28             7.49              19
2000                             219,427          1.29             8.61             1.27             8.63              44

NEW YORK DIVIDEND
ADVANTAGE (NAN)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                             145,592          1.17             6.38              .74             6.81               8
2003                             143,886          1.19             6.50              .74             6.95               8
2002                             145,599          1.21             6.76              .75             7.22              11
2001                             136,441          1.25             7.01              .78             7.49              18
2000                             123,171          1.31             7.89              .79             8.42              19

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 9/30:
2004                             100,706          1.17             6.19              .72             6.64               7
2003                              99,701          1.19             6.41              .75             6.85               8
2002                             100,886          1.21             6.69              .74             7.16              16
2001(a)                           93,965          1.12*            5.63*             .69*            6.06*             11
==========================================================================================================================
                                     PREFERRED SHARES AT END OF PERIOD
                               -------------------------------------------
                                 AGGREGATE     LIQUIDATION
                                    AMOUNT      AND MARKET           ASSET
                               OUTSTANDING           VALUE        COVERAGE
                                      (000)      PER SHARE       PER SHARE
==========================================================================
NEW YORK VALUE (NNY)
--------------------------------------------------------------------------
Year Ended 9/30:
2004                              $    N/A         $   N/A         $   N/A
2003                                   N/A             N/A             N/A
2002                                   N/A             N/A             N/A
2001                                   N/A             N/A             N/A
2000                                   N/A             N/A             N/A

NEW YORK
PERFORMANCE PLUS (NNP)
--------------------------------------------------------------------------
Year Ended 9/30:
2004                               124,300          25,000          74,706
2003                               124,300          25,000          74,834
2002                               124,300          25,000          76,466
2001                               124,300          25,000          72,988
2000                               124,300          25,000          69,132

NEW YORK DIVIDEND
ADVANTAGE (NAN)
--------------------------------------------------------------------------
Year Ended 9/30:
2004                                69,000          25,000          77,751
2003                                69,000          25,000          77,133
2002                                69,000          25,000          77,753
2001                                69,000          25,000          74,435
2000                                69,000          25,000          69,627

NEW YORK DIVIDEND
ADVANTAGE 2 (NXK)
--------------------------------------------------------------------------
Year Ended 9/30:
2004                                47,000          25,000          78,567
2003                                47,000          25,000          78,033
2002                                47,000          25,000          78,663
2001(a)                             47,000          25,000          74,981
==========================================================================

N/A  Fund is not authorized to issue Preferred shares.
*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value per share, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.
(a) For the period March 27, 2001 (commencement of operations) through September 30, 2001.


                                 See accompanying notes to financial statements.

                                  52-53 SPREAD

                        Board Members
                               AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             146
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           146
8/22/40
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               146
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       146
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating
                                                          Officer, SCI Financial Group, Inc., a regional financial
                                                          services firm.
------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                146
3/6/48                                                    Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       54

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          146
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.
------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     146
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               146
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 146
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       55


Board Members
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               146
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             146
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            146
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 146
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         146
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       56

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance                      146
4/13/56                        and Chief                  (since August 2004) of Nuveen Investments, LLC,
333 W. Wacker Drive            Compliance                 Nuveen Investments Advisers Inc., Nuveen Asset
Chicago, IL 60606              Officer                    Management Inc., Nuveen Advisory Corp., Nuveen
                                                          Institutional Advisory Corp. and Rittenhouse Asset
                                                          Management, Inc.; formerly, Senior Attorney
                                                          (1994-July 2004), The Northern Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    146
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               146
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             146
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            146
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments and (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2004, are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's web site at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the sensitivity of a bond or bond fund's value to changes when interest rates change. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended September 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS


Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


                             o Share prices
           Learn more        o Fund details
about Nuveen Funds at        o Daily financial news
   WWW.NUVEEN.COM/ETF        o Investor education
                             o Interactive planning tools



Logo: NUVEEN Investments

                                                                     EAN-A-0904D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR. Mr. Evans has served as the registrant's audit committee financial expert from July 26, 2004 to the end of the reporting period on September 30, 2004.

Prior to July 26, 2004, William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR served as the audit committee financial expert. Although Mr. Bennett served as the audit committee financial expert during the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to July 26, 2004.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



               NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                               AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                   TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004                  $ 8,680                         $ 0                         $ 1,192                   $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     N/A                          0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2003                  $ 7,773                         $ 0                         $   379                   $ 2,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     N/A                          0%                              0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004                                          $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                           0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2003                                          $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                          N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.


FISCAL YEAR ENDED                                             TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                             PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                    BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
September 30, 2004                      $ 3,692                         $ 0                           $ 0                   $ 3,692
September 30, 2003                      $ 2,679                         $ 0                           $ 0                   $ 2,679


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: December 8, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: December 8, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: December 8, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.